                                                                                                                     EXHIBIT 10.2

                                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

                                                   as DEPOSITOR,

                                                        and

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION,

                                                as GRANTOR TRUSTEE

                                              GRANTOR TRUST AGREEMENT

                                             Dated as of June 29, 2007

                               Bear Stearns Mortgage Funding Grantor Trust 2007-AR5
                                Mortgage Pass-Through Certificates, Series 2007-AR5

                                                  TABLE OF CONTENTS

         Section 3.02.         PERMITTED WITHDRAWALS AND TRANSFERS FROM THE GRANTOR TRUST DISTRIBUTION

         Section 7.12.         FEDERAL INFORMATION RETURNS AND REPORTS TO CERTIFICATEHOLDERS; GRANTOR
                               TRUST ADMINISTRATION.............................................................25

ARTICLE VIII          TERMINATION...............................................................................28

         Section 8.01.         TERMINATION UPON REPURCHASE BY THE DEPOSITOR OR ITS DESIGNEE OR

Exhibit A         FORM OF CERTIFICATES

Exhibit B-1       COPY OF UNDERLYING CLASS I-A-1B CERTIFICATE

Exhibit B-2       COPY OF UNDERLYING CLASS I-A-2B CERTIFICATE

Exhibit C         FORM OF SWAP AGREEMENT

Exhibit D         UNDERLYING POOLING AND SERVICING AGREEMENT

                                              GRANTOR TRUST AGREEMENT

         Grantor Trust  Agreement,  dated as of June 29, 2007,  between  Structured  Asset Mortgage  Investments II
Inc.,  a Delaware  corporation,  as depositor  (the  "Depositor")  and Wells Fargo Bank,  National  Association,  a
national banking association, as grantor trustee (the "Grantor Trustee").

                                               PRELIMINARY STATEMENT

         On the Closing Date, the Depositor will acquire the Underlying  Certificates  (as defined  below).  On the
Closing Date, the Depositor will transfer the Underlying  Certificates and receive the Certificates  evidencing the entire beneficial ownership interest in the Trust Fund.

         The Grantor  Trustee on behalf of the Trust shall make an election for the assets  constituting  the Trust
Fund to be treated for federal income tax purposes as a grantor trust.

         In consideration of the mutual agreements  herein  contained,  the Depositor and the Grantor Trustee agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS

         Whenever used in this Agreement,  the following words and phrases,  unless otherwise expressly provided or unless the context otherwise  requires,  shall have the meanings  specified in this Article.  Capitalized terms not otherwise  defined herein shall have the meanings  assigned to such terms in the  Underlying  Pooling and Servicing
Agreement.

         Accrued  Certificate  Interest:  For each Class of Certificates  and any  Distribution  Date, the interest accrued during the related Interest  Accrual Period at the applicable  Pass-Through  Rate on the Current  Principal
Amount of such Certificates  immediately prior to such Distribution  Date, less any Underlying  Interest  Shortfall allocated  to the related  Class of  Underlying  Certificates  pursuant  to the  Underlying  Pooling and  Servicing
Agreement.  Interest on the  Certificates  shall be calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         Affiliate:  As to any Person,  any other Person  controlling,  controlled by or under common  control with such Person.  "Control" means the power to direct the management and policies of a Person,  directly or indirectly, whether through  ownership of voting  securities,  by contract or otherwise.  "Controlled" and  "Controlling"  have meanings  correlative  to the  foregoing.  The Grantor  Trustee may  conclusively  presume  that a Person is not an
Affiliate  of another  Person  unless a  Responsible  Officer of the Grantor  Trustee has actual  knowledge  to the contrary.

         Agreement:  This Grantor Trust Agreement and all amendments hereof and supplements hereto.

         Available Funds:  The Class I-A-1B Available Funds and the Class I-A-2B Available Funds.

         Bankruptcy Code:  The United States Bankruptcy Code, as amended as codified in 11 U.S.C. §§ 101-1330.

         Book-Entry Certificates:  The Certificates.

         Business  Day:  Any day other than (i) a Saturday  or a Sunday,  or (ii) a day on which the New York Stock
Exchange  or  Federal  Reserve  is  closed  or on which  banking  institutions  in the  jurisdiction  in which  the
Underlying  Trustee,  the  Custodian or the Servicer are  authorized  or obligated by law or executive  order to be closed.

         Certificate:  Any Class I-A-1B Certificate or Class I-A-2B Certificate  evidencing a beneficial  ownership interest in the Trust Fund signed by the Grantor  Trustee in  substantially  the form  annexed  hereto as Exhibit A with the blanks therein appropriately completed.

         Certificate  Owner:  Any Person who is the  beneficial  owner of a  Certificate  registered in the name of
DTC or its nominee.

         Certificate Register:  The register maintained pursuant to Section 4.02.

         Certificateholder:  A Holder of a Certificate.

         Class:  With respect to the Certificates, Class I-A-1B or Class I-A-2B, as applicable.

         Class I-A-1B  Available  Funds:  With respect to any  Distribution  Date and the  Underlying  Class I-A-1B
Certificates,  the sum of (i) any payments  received by the Grantor  Trustee with respect to the  Underlying  Class
I-A-1B  Certificates  and (ii) any  payments  received  by the  Grantor  Trustee  from or with  respect to the Swap
Counterparty  pursuant to the related Swap  Agreement,  following  the payment of amounts to reimburse  the Grantor
Trustee for its reimbursable expenses as set forth herein.

         Class I-A-2B  Available  Funds:  With respect to any  Distribution  Date and the  Underlying  Class I-A-2B
Certificates,  the sum of (i) any payments  received by the Grantor  Trustee with respect to the  Underlying  Class
I-A-2B  Certificates  and (ii) any  payments  received  by the  Grantor  Trustee  from or with  respect to the Swap
Counterparty  pursuant to the related Swap  Agreement,  following  the payment of amounts to reimburse  the Grantor
Trustee for its reimbursable expenses as set forth herein.

         Closing Date:  June 29, 2007.

         Code:  The Internal Revenue Code of 1986, as amended.

         Corporate  Trust Office:  With respect to the Grantor  Trustee and the  presentment  of  Certificates  for registration  of transfer,  exchange or final payment,  Wells Fargo Bank,  National  Association,  Sixth Street and
Marquette Avenue,  Minneapolis,  Minnesota 44579,  Attention:  Corporate Trust Group, Bear Stearns Mortgage Funding
Grantor  Trust  2007-AR5,  and for all other  purposes,  P.O. Box 98,  Columbia,  Maryland  21046 (or for overnight deliveries,  9062 Old Annapolis Road,  Columbia,  Maryland 21045),  Attention:  Corporate Trust Group, Bear Stearns
Mortgage Funding Grantor Trust 2007-AR5.

         Current Principal Amount:  With respect to each Certificate and as of any Distribution Date:

         (i) the initial principal amount of such Certificate on the Closing Date plus

         (ii) (a) the amount of any Net Deferred Interest  allocated  thereto on the related  Distribution Date and all previous Distribution Dates (b) any Subsequent Recoveries minus

         (iii) (a) all amounts  distributed  on previous  Distribution  Dates on such  Certificate  with respect to principal and (b) any Applied Realized Loss Amounts allocated to such Certificate on previous Distribution Dates,

         in each case,  indirectly  through the related  Underlying  Certificate.  The  initial  Current  Principal
Amount for each Class of Certificates is set forth in Section 4.01(c).

         Cut-Off Date:  June 1, 2007.

         Depositor:  Structured Asset Mortgage  Investments II Inc., a Delaware  corporation,  or its successors in interest.

         Distribution  Date: The 25th day of any month,  beginning in the month immediately  following the month of the Closing Date, or, if such 25th day is not a Business Day, the Business Day immediately following.

         DTC:  The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

         DTC Agreement:  The meaning specified in Subsection 4.01(a) hereof.

         DTC Custodian:  The Grantor Trustee, or its successor in interest as custodian for DTC.

         DTC  Participant:  A broker,  dealer,  bank or other  financial  institution or other Person for whom from time to time DTC effects book-entry transfers and pledges of securities deposited with DTC.

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Fannie Mae:  Fannie Mae (also known as Federal National Mortgage Association) or any successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Fractional  Undivided  Interest:  With respect to each Class of  Certificates,  the  fractional  undivided interest  evidenced by any  Certificate,  the numerator of which is the Current  Principal Amount allocated to such
Certificate and the denominator of which is the aggregate Current Principal Amounts of such Class of Certificates.

         Freddie  Mac:  Freddie Mac (also known as the Federal Home Loan  Mortgage  Corporation)  or any  successor thereto.

         Grantor Trust  Distribution  Account:  The trust account or accounts  created and  maintained  pursuant to
Section 3.01,  which shall be  denominated  "Wells Fargo Bank,  National  Association,  as Grantor  Trustee for the
benefit of the holders of Structured  Asset Mortgage  Investments II Inc.,  Bear Stearns  Mortgage  Funding Grantor
Trust 2007-AR5, Mortgage Pass-Through Certificates, Series 2007-AR5 - Grantor Trust Distribution Account."

         Grantor Trustee:  Wells Fargo Bank, National  Association,  or its successor in interest, or any successor grantor trustee appointed as herein provided.

         Holder:  The Person in whose name a Certificate is registered in the  Certificate  Register,  except that, subject to  Subsections  9.03(b)  and  9.06(e),  solely for the  purpose of giving  any  consent  pursuant  to this
Agreement,  any  Certificate  registered  in the name of the  Depositor  or the  Grantor  Trustee or any  Affiliate
thereof shall be deemed not to be outstanding and the Fractional  Undivided  Interest  evidenced  thereby shall not be taken into account in determining whether the requisite  percentage of Fractional  Undivided Interests necessary to effect any such consent has been obtained.

         Indemnified Persons: The Grantor Trustee and their respective  officers,  directors,  agents and employees and any separate  grantor  trustee or  co-grantor  trustee and their  respective  officers,  directors,  agents and employees.

         Independent:  When used with respect to any specified  Person,  this term means that such Person (a) is in fact  independent  of the Depositor and of any Affiliate of the Depositor,  (b) does not have any direct  financial interest or any material  indirect  financial  interest in the  Depositor or any Affiliate of the Depositor and (c)
is not  connected  with the  Depositor  or any  Affiliate  of the  Depositor  as an  officer,  employee,  promoter, underwriter, trustee, partner, director or person performing similar functions.

         Interest  Accrual Period:  With respect to each Class of  Certificates,  the period from and including the preceding  Distribution  Date (or,  in the case of the  first  Distribution  Date,  from the  Closing  Date) to and including  the day prior to the current  Distribution  Date.  For  purposes of  clarification,  if the Closing Date occurs in a month that contains  thirty one (31) days,  the first  Interest  Accrual  Period shall include the 31st day of such month.

         LIBOR:  LIBOR as determined by the Underlying  Trustee  pursuant to the  Underlying  Pooling and Servicing
Agreement.

         Moody's:  Moody's Investors Service, Inc. or its successor in interest.

         Non-Mortgage  Widely Held Fixed Investment Trust: As such term is defined in Treasury  Regulations section
1.671-5(b)(12) or successor provisions.

         One-Month  LIBOR:  One-Month  LIBOR as determined by the  Underlying  Trustee  pursuant to the  Underlying
Pooling and Servicing Agreement.

         Opinion of Counsel:  A written  opinion of counsel  who is or are  acceptable  to the Grantor  Trustee and who,  unless  required to be Independent  (an "Opinion of Independent  Counsel"),  may be internal  counsel for the
Depositor.

         Optional Termination Date:  As defined in the Underlying Pooling and Servicing Agreement.

         Pass-Through  Rate: With respect to each Class of  Certificates  and any  Distribution  Date, the least of
(a) One-Month LIBOR plus the related Margin (as defined in the Underlying  Pooling and Servicing  Agreement),  (ii)
10.50%  per  annum  and  (iii) the  related  Net Rate Cap (as  defined  in the  Underlying  Pooling  and  Servicing
Agreement),  in each case  calculated  on the basis of a 360-day year and the actual  number of days in the related
Interest Accrual Period.

         Person:  Any  individual,   corporation,   partnership,  joint  venture,  association,  limited  liability company,  joint-stock  company,  trust,  unincorporated  organization  or  government  or any  agency or  political subdivision thereof.

         Rating Agency:  Each of S&P and Moody's.

         Record Date:  With respect to the  Certificates,  the Business Day preceding the  applicable  Distribution
Date.
         Responsible  Officer:  Any officer  assigned to the  Corporate  Trust Office (or any  successor  thereto), including any Vice President,  Assistant Vice President,  Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Grantor Trustee customarily  performing  functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

         S&P:  Standard  and Poor's  Rating  Services,  a division  of The  McGraw-Hill  Companies,  Inc.,  and its successor in interest.

         Swap Agreement:  Each of (i) the ISDA Master Agreement and related  Confirmation,  dated as of the Closing
Date,  between  the Swap  Counterparty  and the  Grantor  Trustee  with  respect  to the  Underlying  Class  I-A-1B
Certificates and (ii) the ISDA Master  Agreement and related  Confirmation,  dated as of the Closing Date,  between the Swap  Counterparty  and the Grantor Trustee with respect to the Underlying  Class I-A-2B  Certificates,  as the
context requires, a form of which is attached hereto as Exhibit C.

         Swap  Counterparty:  Bear Stearns  Capital Markets Inc., or any successor swap  counterparty  appointed in accordance with each of the Swap Agreements.

         Swap Counterparty  Payment:  On each Distribution Date,  amounts due to the Swap Counterparty  pursuant to the related Swap Agreement.

         Trust Fund or Trust:  The corpus of the trust  created by this  Agreement,  consisting  of the  Underlying
Certificates, the Swap Agreements and the other assets described in Section 2.01.

         Underlying  Certificates:  The  Underlying  Class  I-A-1B  Certificates  and the  Underlying  Class I-A-2B
Certificates  issued  pursuant to the  Underlying  Pooling and  Servicing  Agreement,  copies of which are attached hereto as Exhibit B-1 and Exhibit B-2, respectively.

         Underlying  Certificates  Remittance  Report:  The  remittance  report  provided  to  the  Holders  of the
Underlying Certificates in accordance with Section 6.04 of the Underlying Pooling and Servicing Agreement.

         Underlying  Interest  Shortfalls:  Any Underlying  Realized Losses and Net Interest Shortfalls (as defined in the  Underlying  Pooling and  Servicing  Agreement)  allocated to the  Underlying  Certificates  pursuant to the
Underlying Pooling and Servicing Agreement.

         Underlying  Mortgage  Loans:  The  Mortgage  Loans  deposited  into the  Underlying  Trust  created by the
Underlying Pooling and Servicing Agreement.

         Underlying Pooling and Servicing  Agreement:  The Pooling and Servicing  Agreement dated as of the Closing
Date,  by and among  Structured  Asset  Mortgage  Investments  II Inc., as  depositor,  Wells Fargo Bank,  National
Association, as trustee, and EMC Mortgage Corporation, as servicer and sponsor, attached hereto as Exhibit D.

         Underlying  Realized  Losses:  Any  Realized  Losses  on  the  related  Mortgage  Loans  allocated  to the
Underlying Certificates pursuant to the Underlying Pooling and Servicing Agreement.

         Underlying Trust:  The corpus of the trust created by the Underlying Pooling and Servicing Agreement.

         Underlying Trustee:  Wells Fargo Bank, National  Association,  as trustee under the Underlying Pooling and
Servicing  Agreement,  or its  successor  in  interest,  or any  successor  trustee  appointed  as  provided in the
Underlying Pooling and Servicing Agreement.

         Widely  Held  Fixed  Investment  Trust:  As  such  term  is  defined  in  Treasury   Regulations   section
1.671-5(b)(22) or successor provisions.

         Widely Held Fixed Investment Trust Regulations: Treasury Regulations section 1.671-5, as amended.

                                                    ARTICLE II

                                      CONVEYANCE OF UNDERLYING CERTIFICATES;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.     CONVEYANCE OF UNDERLYING  CERTIFICATES TO GRANTOR TRUSTEE.  The Depositor,  concurrently with the execution and delivery hereof,  does hereby transfer,  convey and assign to the Grantor Trustee, in trust, for the use and benefit of the  Certificateholders,  (i) all the right,  title and interest of the Depositor in and to the Underlying  Certificates,  (ii) all distributions on the Underlying  Certificates after the Closing Date and
(iii) all other assets constituting the Trust Fund.

         In connection with such transfer and  assignment,  the Depositor is causing the delivery of the Underlying
Certificates to the Grantor Trustee.

         It is intended by the Depositor that the conveyance of the  Depositor's  right,  title and interest in and to the Underlying  Certificates  and all other assets  constituting the Trust Fund pursuant to this Agreement shall constitute,  and  be  construed  as,  an  absolute  sale  of the  Underlying  Certificates  and  the  other  assets constituting  the Trust Fund by the  Depositor  to the Grantor  Trustee for the benefit of the  Certificateholders.
Furthermore,  it is not  intended  by the  Depositor  that such  conveyance  be  deemed a pledge of the  Underlying
Certificates  and the other assets  constituting the Trust Fund by the Depositor to the Grantor Trustee to secure a debt or other obligation of the Depositor.  However, in the event that,  notwithstanding the intent of the parties, the Underlying  Certificates  and the other assets  constituting  the Trust Fund are held to be the property of the
Depositor,  or if for any other  reason  this  Agreement  is held or deemed to create a  security  interest  in the
Underlying  Certificates and the other assets  constituting the Trust Fund, then it is intended by the Depositor as follows:  (a) this Agreement shall also be deemed to be a security  agreement  within the meaning of Articles 8 and
9 of the Uniform  Commercial  Code; (b) the  conveyance  provided for in this Section shall be deemed to be a grant by the  Depositor  to the  Grantor  Trustee of a  security  interest  in all of the  Depositor's  right,  title and interest  in and to the  Underlying  Certificates,  and  all  amounts  payable  to the  holders  of the  Underlying
Certificates  and  all  proceeds  of the  conversion,  voluntary  or  involuntary,  of  the  foregoing  into  cash, instruments,  securities or other  property,  including  without  limitation  all amounts from time to time held or invested in the Grantor Trust Distribution Account,  whether in the form of cash, instruments,  securities or other property;  (c) the  possession  by the Grantor  Trustee (or its agent,  providing  that the agent  authenticates  a record  acknowledging  that  it  holds  possession  for the  benefit  of the  Grantor  Trustee)  of the  Underlying
Certificates and such other items of property as constitute  instruments,  money,  negotiable  documents or chattel paper shall be deemed to be  "possession  by the secured  party" for purposes of perfecting  the security  interest pursuant to Section 9-313 of the Uniform  Commercial Code; and (d)  notifications to persons holding such property, and  acknowledgments,  receipts  or  confirmations  from  persons  holding  such  property,  shall be  deemed to be notifications to or acknowledgments,  receipts or confirmations from, financial  intermediaries,  bailees or agents
(as applicable) of the Grantor Trustee for the purpose of perfecting such security  interest under  applicable law.
It is also intended  that the Trust Fund be classified  (for Federal tax purposes) as a grantor trust under subpart
E, part I of subchapter J of chapter 1 of the Code, of which the  Certificateholders  are owners, rather than as an association  taxable as a corporation.  The powers granted and  obligations  undertaken in this Agreement  shall be construed so as to further such intent.

         Section 2.02      ACCEPTANCE BY GRANTOR TRUSTEE. The Grantor Trustee hereby acknowledges the receipt by it of the Underlying  Certificates and declares that it holds and will hold such Underlying Certificates and all other assets and documents  included in the Trust Fund, in trust, upon the trusts herein set forth, for the exclusive use and benefit of all present and future Certificateholders in accordance with the terms of this Agreement.

         Section 2.03      SWAP  AGREEMENTS.  On the Closing Date, the Grantor Trustee shall enter into each of the
Swap Agreements with the Swap Counterparty.

         Section 2.04      REPRESENTATIONS AND WARRANTIES CONCERNING THE DEPOSITOR. The Depositor hereby represents and warrants to the Grantor Trustee as follows:

                  (i)      the  Depositor  (a) is a  corporation  duly  organized,  validly  existing  and in  good standing  under the laws of the State of Delaware and (b) is qualified  and in good  standing as a foreign corporation to do business in each jurisdiction  where such  qualification is necessary,  except where the failure  so to  qualify  would  not  reasonably  be  expected  to have a  material  adverse  effect on the
         Depositor's  business as presently  conducted or on the  Depositor's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (ii)     the Depositor  has full  corporate  power to own its property,  to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (iii)    the  execution  and  delivery  by  the  Depositor  of  this  Agreement  have  been  duly authorized by all necessary  corporate action on the part of the Depositor;  and neither the execution and delivery of this Agreement,  nor the consummation of the transactions herein contemplated,  nor compliance with the  provisions  hereof,  will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law,  governmental  rule,  regulation,  judgment,  decree or order binding on the  Depositor or its  properties or the articles of  incorporation  or by-laws of the  Depositor,  except those  conflicts,  breaches or defaults which would not reasonably be expected to have a material  adverse effect on the  Depositor's  ability  to enter  into this  Agreement  and to  consummate  the  transactions contemplated hereby;

                  (iv)     the  execution,  delivery and  performance  by the  Depositor of this  Agreement and the consummation  of the  transactions  contemplated  hereby do not require  the  consent or approval  of, the giving of notice to, the  registration  with,  or the taking of any other action in respect of, any state,
         federal  or  other  governmental  authority  or  agency,  except  those  consents,   approvals,   notices,
         registrations or other actions as have already been obtained, given or made;

                  (v)      this Agreement has been duly executed and delivered by the Depositor  and,  assuming due authorization,  execution  and  delivery  by the other  parties  hereto,  constitutes  a valid and binding obligation of the Depositor  enforceable  against it in accordance  with its terms  (subject to applicable bankruptcy  and  insolvency  laws and other  similar  laws  affecting  the  enforcement  of the  rights of creditors generally);

                  (vi)     there  are no  actions,  suits  or  proceedings  pending  or,  to the  knowledge  of the
         Depositor,  threatened against the Depositor,  before or by any court,  administrative agency,  arbitrator or  governmental  body  (i) with  respect to any of the  transactions  contemplated  by this  Agreement or
         (ii) with respect to any other matter which in the judgment of the Depositor will be determined  adversely to the Depositor and will if determined  adversely to the Depositor  materially  and adversely  affect the
         Depositor's  ability to enter into this Agreement or perform its  obligations  under this  Agreement;  and the  Depositor  is not in  default  with  respect  to any  order  of  any  court,  administrative  agency, arbitrator or governmental  body so as to materially and adversely  affect the  transactions  contemplated by this Agreement; and

                  (vii)    immediately  prior  to  the  transfer  and  assignment  to  the  Grantor  Trustee,  each
         Underlying  Certificate  was not  subject to an  assignment  or  pledge,  and the  Depositor  had good and marketable  title  to and was the sole  owner  thereof  and had  full  right  to  transfer  and sell  such
         Underlying  Certificate to the Grantor Trustee free and clear of any encumbrance,  equity,  lien,  pledge, charge, claim or security interest.

                                                    ARTICLE III

                                                     ACCOUNTS

         Section 3.01.     GRANTOR TRUST DISTRIBUTION ACCOUNT.

         (a)      The Grantor  Trustee  shall  establish and maintain in the name of the Grantor  Trustee,  for the benefit of the  Certificateholders,  the  Grantor  Trust  Distribution  Account as a  segregated  trust  account or accounts.  The Grantor  Trustee  will  deposit in the Grantor  Trust  Distribution  Account any amounts paid to the
Grantor  Trust  by the  Underlying  Trust  to or  with  respect  to the  Underlying  Certificates  pursuant  to the
Underlying  Pooling and  Servicing  Agreement  and any amounts  paid to the Grantor  Trust  pursuant to either Swap
Agreement.

         (b)      All amounts  deposited to the Grantor  Trust  Distribution  Account  shall be held by the Grantor
Trustee in the name of the Grantor  Trustee in trust for the benefit of the  Certificateholders  in accordance with the terms and provisions of this Agreement.

         (c)      The  Grantor  Trust  Distribution  Account  shall  constitute  a trust  account of the Trust Fund segregated  on the books of the Grantor  Trustee and held by the Grantor  Trustee in trust in its  Corporate  Trust
Office,  and the Grantor Trust  Distribution  Account and the funds deposited  therein shall not be subject to, and shall be protected  from,  all claims,  liens,  and  encumbrances  of any  creditors or  depositors  of the Grantor
Trustee  (whether made  directly,  or  indirectly  through a liquidator  or receiver of the Grantor  Trustee).  The amount at any time credited to the Grantor Trust Distribution Account shall be uninvested.

         Section 3.02.     PERMITTED WITHDRAWALS AND TRANSFERS FROM THE GRANTOR TRUST DISTRIBUTION ACCOUNT.

         (a)      The Grantor Trustee may clear and terminate the Grantor Trust  Distribution  Account  pursuant to
Section  8.01(d)  and remove  amounts  from time to time  deposited  in error into the Grantor  Trust  Distribution
Account.

         (b)      On an ongoing  basis,  the Grantor  Trustee shall  withdraw  from the Grantor Trust  Distribution
Account any expenses,  disbursements  and advances  recoverable by the Grantor Trustee pursuant to Section 7.05 and any amounts  payable as  indemnification  pursuant to Section  6.01;  provided  however,  to the extent the amounts recoverable  pursuant  to Sections  6.01 or 7.05  relate to a specific  Class of  Certificates  or a specific  Swap
Agreement, such amounts shall be deducted from the Available Funds allocated to such Class of Certificates.

         (c)      On each  Distribution  Date, the Grantor Trustee shall pay the amount  distributable  to the Swap
Counterparty and the Holders of the  Certificates in accordance with Section 5.01 from the related  Available Funds in the Grantor Trust Distribution Account.

                                                    ARTICLE IV

                                                   CERTIFICATES

         Section 4.01.     CERTIFICATES.

         (a)      DTC, the Depositor and the Grantor  Trustee have entered into a Depository  Agreement dated as of
June 29, 2007 (the "DTC  Agreement").  The Certificates  shall at all times remain registered in the name of DTC or its nominee and at all times: (i)  registration of such  Certificates may not be transferred by the Grantor Trustee except to a successor to DTC; (ii) ownership and transfers of  registration  of such  Certificates  on the books of
DTC shall be governed by applicable  rules  established by DTC; (iii) DTC may collect its usual and customary fees, charges and expenses from its DTC  Participants;  (iv) the Grantor Trustee shall deal with DTC as representative of the  Certificate  Owners for purposes of exercising  the rights of  Certificateholders  under this  Agreement,  and requests and directions for, and votes of, such  representative  shall not be deemed to be inconsistent if they are made with  respect  to  different  Certificate  Owners;  and (v) the  Grantor  Trustee  may rely and shall be fully protected in relying upon information furnished by DTC with respect to its DTC Participants.

         All transfers by Certificate  Owners of the Book-Entry  Certificates  shall be made in accordance with the procedures  established by the DTC Participant or brokerage firm  representing  such Certificate  Owners.  Each DTC
Participant shall only transfer  Book-Entry  Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with DTC's normal procedures.

         (b)      If (i)(A) the Depositor  advises the Grantor  Trustee in writing that DTC is no longer willing or able to  properly  discharge  its  responsibilities  under the DTC  Agreement  and (B) the  Grantor  Trustee or the
Depositor is unable to locate a qualified  successor  within 30 days thereafter or (ii) the Depositor at its option advises the Grantor  Trustee in writing that it elects to terminate the book-entry  system through DTC, the Grantor
Trustee  shall  request  that DTC  notify all  Certificate  Owners of the  occurrence  of any such event and of the availability  of definitive,  fully  registered  Certificates  to  Certificate  Owners  requesting  the same.  Upon surrender to the Grantor Trustee of the  Certificates by DTC,  accompanied by  registration  instructions  from DTC for registration,  the Grantor Trustee shall issue and sign the definitive  Certificates.  Neither of the Depositor nor the Grantor Trustee shall be liable for any delay in delivery of such  instructions and may  conclusively  rely on, and shall be protected in relying on, such instructions.

         (c)      The Certificates shall have the following designations and initial Current Principal Amounts:

                  Designation                          Initial Principal Amount
                  _______________________________________________________________________________

                  I-A-1B                               $50,000,000
                  _______________________________________________________________________________

                  I-A-2B                               $50,000,000
                  _______________________________________________________________________________

         The Certificates shall have the Pass-Through Rate as defined herein.

         (d)      With respect to each Distribution  Date, each Class of Certificates  shall accrue interest during the related Interest Accrual Period.  Interest on such  Certificates  shall be calculated on the basis of a 360-day year and the actual number of days in the related  Interest Accrual Period,  based upon the  Pass-Through  Rate set forth herein and the Current Principal Amount of such Certificates applicable to such Distribution Date.

         (e)      The  Certificates  shall be  substantially  in the  form set  forth  in  Exhibit  A. On  original issuance,  the Grantor Trustee shall sign the  Certificates  and shall deliver the Certificates at the direction of the  Depositor.  Pending  the  preparation  of  definitive  Certificates,  the Grantor  Trustee may sign  temporary
Certificates  that are printed,  lithographed or typewritten,  in authorized  denominations,  substantially  of the tenor of the  definitive  Certificates  in lieu of which  they are  issued  and with such  appropriate  insertions,
omissions,   substitutions  and  other  variations  as  the  officers  or  authorized  signatories  executing  such
Certificates may determine,  as evidenced by their execution of such  Certificates.  If temporary  Certificates are issued,  the Depositor will cause definitive  Certificates to be prepared  without  unreasonable  delay.  After the
preparation  of  definitive  Certificates,   the  temporary  Certificates  shall  be  exchangeable  for  definitive
Certificates upon surrender of the temporary  Certificates at the office of the Grantor Trustee,  without charge to the Holder.  Upon surrender for cancellation of any one or more temporary  Certificates,  the Grantor Trustee shall sign and shall deliver in exchange therefor,  a like aggregate  principal amount, in authorized  denominations,  of definitive Certificates.  Until so exchanged,  such temporary Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

         (f)      The Book-Entry  Certificates will be registered as a single  Certificate held by a nominee of DTC or the DTC Custodian,  and beneficial interests will be held by investors through the book-entry  facilities of DTC in minimum  denominations  of $1,000 and  increments of $1.00 in excess  thereof.  On the Closing Date, the Grantor
Trustee shall execute the  Certificate  in the entire Current  Principal  Amount of the  Certificates.  The Grantor
Trustee shall sign the  Certificates  by facsimile or manual  signature on behalf of the Grantor  Trustee by one of its  authorized  signatories,  who  shall  be a  Responsible  Officer  of  the  Grantor  Trustee  or its  agent.  A
Certificate  bearing the manual or facsimile  signature of an  individual  who was an  authorized  signatory of the
Grantor  Trustee or its agent at the time of issuance  shall bind the Grantor  Trustee,  notwithstanding  that such individual has ceased to hold such position prior to the delivery of such Certificate.

         (g)      No  Certificate  shall be  entitled  to any  benefit  under this  Agreement,  or be valid for any purpose,  unless there appears on such Certificate the manually executed  signature of the Grantor Trustee,  or its agent,  and such signature upon any  Certificate  shall be conclusive  evidence,  and the only evidence,  that such
Certificate has been duly executed and delivered  hereunder.  All Certificates  issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their signature.

         Section 4.02.     REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

         (a)      The Grantor  Trustee  shall  maintain at its  Corporate  Trust Office a  Certificate  Register in
which,  subject to such  reasonable  regulations  as it may  prescribe,  the Grantor  Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

         (b)      Subject to Subsection  4.01(a),  upon surrender for  registration  of transfer of any Certificate at any office or agency of the Grantor  Trustee  maintained  for such purpose,  the Grantor  Trustee shall sign and shall  deliver,  in the name of the designated  transferee or  transferees,  a new  Certificate of a like aggregate
Fractional Undivided Interest, but bearing a different number.

         (c)      At the option of the  Certificateholders,  Certificates  may be exchanged for other  Certificates of authorized  denominations of a like aggregate Fractional Undivided Interest,  upon surrender of the Certificates to be exchanged at any such office or agency;  provided,  however,  that no  Certificate  may be exchanged  for new
Certificates unless the original Fractional  Undivided Interest  represented by each such new Certificate (i) is at least equal to the minimum  authorized  denomination  or (ii) is  acceptable  to the  Depositor as indicated to the
Grantor Trustee in writing.  Whenever any Certificates  are so surrendered for exchange,  the Grantor Trustee shall sign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

         (d)      If the Grantor Trustee so requires,  every  Certificate  presented or surrendered for transfer or exchange  shall be duly  endorsed by, or be  accompanied  by a written  instrument  of  transfer,  with a signature guarantee,  in form  satisfactory  to the  Grantor  Trustee,  duly  executed  by the  holder  thereof or his or her attorney duly authorized in writing.

         (e)      No service  charge  shall be made for any transfer or exchange of  Certificates,  but the Grantor
Trustee may require  payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

         (f)      The Grantor  Trustee  shall  cancel all  Certificates  surrendered  for  transfer or exchange but shall retain such  Certificates  in accordance  with its standard  retention  policy or for such further time as is required by the record retention  requirements of the Securities  Exchange Act of 1934, as amended,  and thereafter may destroy such Certificates.

         (g)      The  following  legend shall be placed on the  Certificates,  whether upon  original  issuance or upon issuance of any other Certificate in exchange therefor or upon transfer thereof:

         THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR  INDIRECTLY  BY, OR ON BEHALF OF, AN EMPLOYEE  BENEFIT
         PLAN OR OTHER  RETIREMENT  ARRANGEMENT  WHICH IS  SUBJECT  TO TITLE I OF THE  EMPLOYEE  RETIREMENT  INCOME
         SECURITY  ACT OF 1974,  AS AMENDED,  OR SECTION  4975 OF THE  INTERNAL  REVENUE  CODE OF 1986,  AS AMENDED
         (ERISA),  UNLESS  THE  PURCHASE  OF THE  CERTIFICATES  ON  BEHALF  OF SUCH  PERSON  WILL NOT  RESULT IN OR
         CONSTITUTE A NONEXEMPT  PROHIBITED  TRANSACTION  UNDER ERISA OR SECTION 4975 OF THE CODE,  IS  PERMISSIBLE
         UNDER  APPLICABLE  LAW AND  WILL NOT  GIVE  RISE TO ANY  OBLIGATIONS  ON THE  PART OF THE  DEPOSITOR,  THE
         SERVICER,  THE UNDERLYING  TRUSTEE OR THE GRANTOR  TRUSTEE IN ADDITION TO THOSE  OBLIGATIONS  SET FORTH IN
         THE UNDERLYING POOLING AND SERVICING AGREEMENT.

         ANY PERSON  ACQUIRING AN INTEREST IN A CERTIFICATE,  BY ACQUISITION OF SUCH  CERTIFICATE,  SHALL BE DEEMED
         TO HAVE  REPRESENTED  TO THE GRANTOR  TRUSTEE  THAT  EITHER:  (I) IT IS NOT  ACQUIRING AN INTEREST IN SUCH
         CERTIFICATE  DIRECTLY OR  INDIRECTLY  BY, OR ON BEHALF OF, AN EMPLOYEE  BENEFIT  PLAN OR OTHER  RETIREMENT
         ARRANGEMENT  WHICH IS SUBJECT TO TITLE I OF ERISA AND/OR  SECTION  4975 OF THE CODE,  OR (II) THE TRANSFER
         AND/OR  HOLDING  OF AN  INTEREST  IN  SUCH  CERTIFICATE  TO THAT  PERSON  AND  THE  SUBSEQUENT  SERVICING,
         MANAGEMENT  AND/OR  OPERATION  OF THE  TRUST  AND ITS  ASSETS:  (I)  WILL  NOT  RESULT  IN ANY  PROHIBITED
         TRANSACTION  WHICH IS NOT COVERED UNDER A STATUTORY OR AN  ADMINISTRATIVE  INDIVIDUAL OR CLASS  PROHIBITED
         TRANSACTION  EXEMPTION  ("PTE"),  INCLUDING,  BUT NOT LIMITED TO, SECTION  408(B)(17) OF ERISA, PTE 84-14,
         PTE 91-38,  PTE 90-1,  PTE 95-60 OR PTE 96-23 AND (II) WILL NOT SUBJECT THE DEPOSITOR,  THE SERVICER,  THE
         UNDERLYING  TRUSTEE OR THE  GRANTOR  TRUSTEE TO ANY  OBLIGATION  IN ADDITION  TO THOSE  UNDERTAKEN  IN THE
         UNDERLYING  POOLING  AND  SERVICING  AGREEMENT.  THE  GRANTOR  TRUSTEE  WILL NOT BE  REQUIRED  TO MONITOR,
         DETERMINE OR INQUIRE AS TO COMPLIANCE WITH THE FOREGOING  TRANSFER  RESTRICTIONS  AND NONE OF SUCH PERSONS
         SHALL HAVE ANY  LIABILITY  FOR THE  TRANSFER  OF ANY  BOOK-ENTRY  CERTIFICATES  MADE IN  VIOLATION  OF THE
         TRANSFER RESTRICTIONS SET FORTH IN THE GRANTOR TRUST AGREEMENT.

         Section 4.03.     MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

         (a)      If (i) any mutilated  Certificate is surrendered to the Grantor  Trustee,  or the Grantor Trustee receives  evidence to its  satisfaction of the  destruction,  loss or theft of any  Certificate,  and (ii) there is delivered to the Grantor  Trustee such  security or indemnity as it may require to save it harmless,  and (iii) the
Grantor  Trustee has not received  notice that such  Certificate  has been acquired by a third Person,  the Grantor
Trustee  shall sign and  deliver,  in  exchange  for or in lieu of any such  mutilated,  destroyed,  lost or stolen
Certificate,  a new  Certificate  of like  tenor and  Fractional  Undivided  Interest  but in each  case  bearing a different number.  The mutilated,  destroyed,  lost or stolen  Certificate shall thereupon be canceled of record by the Grantor Trustee and shall be of no further effect and evidence no rights.

         (b)      Upon the issuance of any new  Certificate  under this Section  4.03,  the Grantor may require the payment of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto and any  other  expenses  (including  the fees and  expenses  of the  Grantor  Trustee)  connected  therewith.  Any duplicate  Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible  evidence of ownership in the Trust Fund,  as if originally  issued,  whether or not the lost,  stolen or destroyed  Certificate shall be found at any time.

         Section 4.04.  PERSONS DEEMED OWNERS.  Prior to due  presentation  of a Certificate  for  registration  of transfer,  the Depositor,  the Grantor  Trustee and any agent of the Depositor or the Grantor Trustee may treat the
Person in whose name any  Certificate is registered as the owner of such  Certificate  for the purpose of receiving distributions  pursuant to Section 5.01 and for all other purposes whatsoever.  Neither the Depositor,  the Grantor
Trustee,  nor any agent of the Depositor or the Grantor  Trustee  shall be affected by notice to the  contrary.  No
Certificate shall be deemed duly presented for a transfer effective on any Record Date unless the Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

         Section 4.05.     ERISA RESTRICTIONS.

         (a)      Subject to the  provisions  of  subsection  (b),  no  Certificates  may be  acquired  directly or indirectly  by, or on behalf of, an  employee  benefit  plan or other  retirement  arrangement  which is subject to
Title I of ERISA and Section  4975 of the Code,  unless the purchase of such  Certificates  by or on behalf of such
Plan is permissible  under  applicable  law, will not constitute or result in a non-exempt  prohibited  transaction under ERISA or Section 4975 of the Code and will not subject the Depositor,  the Servicer,  the Underlying  Trustee
or the Grantor  Trustee to any obligation in addition to those  undertaken in the Underlying  Pooling and Servicing
Agreement.

         (b)      Any Person acquiring an interest in a Certificate,  by acquisition of such Certificate,  shall be deemed to have  represented  to the  Grantor  Trustee  that  either:  (i) it is not  acquiring  an interest in such
Certificate  directly or indirectly by, or on behalf of, an employee benefit plan or other  retirement  arrangement which is subject to Title I of ERISA and/or  Section 4975 of the Code,  or (ii) the transfer  and/or  holding of an interest in such  Certificate  to that Person and the  subsequent  servicing,  management  and/or  operation of the
Trust and its assets:  (I) will not result in any prohibited  transaction which is not covered under a statutory or an administrative  individual or class prohibited  transaction  exemption ("PTE"),  including,  but not limited to,
Section  408(b)(17) of ERISA,  PTE 84-14, PTE 91-38, PTE 90-1, PTE 95-60 or PTE 96-23 and (II) will not subject the
Depositor,  the Servicer,  the  Underlying  Trustee or the Grantor  Trustee to any  obligation in addition to those undertaken  in the  Underlying  Pooling  and  Servicing  Agreement.  The  Grantor  Trustee  will not be required to monitor,  determine or inquire as to compliance with the foregoing  transfer  restrictions and none of such Persons shall have any  liability  for the  transfer of any  Book-Entry  Certificates  made in  violation  of the  transfer restrictions set forth herein.

                                                     ARTICLE V

                                          PAYMENTS TO CERTIFICATEHOLDERS

         Section 5.01.     DISTRIBUTIONS ON THE CERTIFICATES.

         (a)      Interest and  principal on the  Certificates  will be  distributed  monthly on each  Distribution
Date, commencing in July 2007, in an aggregate amount equal to the Available Funds for such Distribution Date.

         (I)      On each Distribution Date, the Class I-A-1B Available Funds shall be distributed as follows:

                  (i)      FIRST,  to the Swap  Counterparty,  the related Swap  Counterparty  Payment (if any) and certain  termination  payments  (as set forth in the related  Swap  Agreement),  if  applicable,  for such
         Distribution Date (other than where the Swap Counterparty is the sole defaulting or sole affected party);

                  (ii)     SECOND,  to the extent of remaining  Class I-A-1B  Available  Funds, to the Class I-A-1B
         Certificates, the Accrued Certificate Interest on such Class for such Distribution Date;

                  (iii)    THIRD,  to the extent of remaining  Class I-A-1B  Available  Funds,  to the Class I-A-1B
         Certificates,  any principal  distributions  received from the Underlying  Class I-A-1B  Certificates,  in reduction of the Current  Principal  Amount thereof,  until the Current  Principal Amount thereof has been reduced to zero; and

                  (iv)     FOURTH,  to  the  extent  of  remaining  Class  I-A-1B  Available  Funds,  to  the  Swap
         Counterparty,  any  termination  payments  (as set forth in the  related  Swap  Agreement)  where the Swap
         Counterparty is the sole defaulting or sole affected party.

         (II)     On each Distribution Date, the Class I-A-2B Available Funds shall be distributed as follows:

                  (v)      FIRST,  to the Swap  Counterparty,  the related Swap  Counterparty  Payment (if any) and certain  termination  payments  (as set forth in the related  Swap  Agreement),  if  applicable,  for such
         Distribution Date (other than where the Swap Counterparty is the sole defaulting or sole affected party);

                  (vi)     SECOND,  to the extent of remaining  Class I-A-2B  Available  Funds, to the Class I-A-2B
         Certificates, the Accrued Certificate Interest on such Class for such Distribution Date;

                  (vii)    THIRD,  to the extent of remaining  Class I-A-2B  Available  Funds,  to the Class I-A-2B
         Certificates,  any principal  distributions  received from the Underlying  Class I-A-2B  Certificates,  in reduction of the Current  Principal  Amount thereof,  until the Current  Principal Amount thereof has been reduced to zero; and

                  (viii)   FOURTH,  to  the  extent  of  remaining  Class  I-A-2B  Available  Funds,  to  the  Swap
         Counterparty,  any  termination  payments  (as set forth in the  related  Swap  Agreement)  where the Swap
         Counterparty is the sole defaulting or sole affected party.

         (b)      No Accrued  Certificate  Interest  will be  payable  with  respect to each Class of  Certificates after the  Distribution  Date on which the Current  Principal Amount of such Class of Certificates has been reduced to zero.

         Section 5.02.     ALLOCATION OF LOSSES.

         (a)      On or prior to each  Determination  Date,  the Grantor  Trustee,  based  solely upon  information provided to it and calculations with respect thereto  conducted by the Underlying  Trustee pursuant to Section 6.04 of the Underlying  Pooling and Servicing  Agreement,  shall determine the amount of any Underlying  Realized Losses on the  Mortgage  Loans in the related  Loan Group to be allocated  to the related  Underlying  Certificates  (and, correspondingly, to the related Certificates).

         (b)      With  respect  to any  Certificates  on any  Distribution  Date,  the  principal  portion of each
Underlying  Realized  Loss  allocated  to the  related  Underlying  Certificates  (and,  correspondingly,  to  such
Certificates)  shall be  allocated  among the Class  I-A-1B  Certificates  and the Class  I-A-2B  Certificates,  as
applicable,  in proportion to their respective  Current  Principal  Amounts,  until the Current Principal Amount of each such Class has been reduced to zero.

         Section 5.03.     PAYMENTS.

         (a)      On each  Distribution  Date,  other than the final  Distribution  Date, the Grantor Trustee shall distribute to each  Certificateholder of record on the directly preceding Record Date the  Certificateholder's  pro rata share (based on the aggregate  Fractional  Undivided  Interest  represented by such Holder's  Certificates) of all amounts  required to be  distributed on such  Distribution  Date to the related  Certificates,  based solely on information  provided to the Grantor  Trustee and  calculations  with respect  thereto  conducted by the Underlying
Trustee and the Swap  Counterparty.  The Grantor Trustee shall not be required to confirm,  verify or recompute any such information but shall be entitled to rely conclusively on such information.

         (b)      Payment  of the above  amounts  to each  Certificateholder  shall be made (i) by check  mailed to each  Certificateholder  entitled thereto at the address appearing in the Certificate Register or (ii) upon receipt by the Grantor  Trustee,  on or before the fifth  Business  Day  preceding  the  related  Record  Date,  of written instructions from a  Certificateholder,  by wire transfer to a United States dollar account maintained by the payee at any United States  depository  institution  with  appropriate  facilities  for receiving  such a wire  transfer;
provided,  however,  that the final payment in respect of the Certificates  will be made only upon presentation and surrender of such respective  Certificates  at the office or agency of the Grantor Trustee  specified in the notice to Certificateholders of such final payment.

         Section 5.04.     STATEMENTS TO CERTIFICATEHOLDERS.

         (a)      Concurrently  with each  distribution  to  Certificateholders,  the  Grantor  Trustee  shall make available via the Grantor  Trustee's  internet website as set forth below,  all of the information  provided to the
Grantor  Trustee with respect to the Underlying  Certificates  pursuant to Section 6.04 of the  Underlying  Pooling and Servicing Agreement.

         The Grantor  Trustee may make available  each month,  to any interested  party,  the monthly  statement to
Certificateholders  via the Grantor Trustee's website  initially  located at  www.ctslink.com.  Assistance in using the website can be obtained by calling the Grantor  Trustee's  customer  service  desk at (866)  846-4526.  Parties that are unable to use the above  distribution  option are  entitled  to have a paper copy mailed to them via first class mail by calling the customer  service desk and indicating  such. The Grantor  Trustee shall have the right to change the way such  reports  are  distributed  in order to make such  distribution  more  convenient  and/or  more accessible to the parties,  and the Grantor Trustee shall provide timely and adequate  written  notification to all parties regarding any such change.

         (b)      Within a reasonable  period of time after the end of the preceding  calendar  year,  beginning in
2008,  the Grantor  Trustee  will  furnish  such report to each  Holder of the  Certificates  of record at any time during the prior calendar year as to the aggregate of amounts  reported  pursuant to subclauses  (a)(i) and (a)(ii)
of Section 6.04 of the  Underlying  Pooling and Servicing  Agreement with respect to the  Certificates,  and at the request of the Holders,  any other  amounts  which would enable such Holders to prepare  their tax returns for such calendar  year.  Such  obligations  shall be  deemed  to have  been  satisfied  to the  extent  that  substantially comparable  information  shall be provided by the Grantor Trustee to such Holders  pursuant to the  requirements of the Code.

                                                    ARTICLE VI

                                                  INDEMNIFICATION

         Section 6.01.  INDEMNIFICATION OF THE GRANTOR TRUSTEE.  The Trust shall indemnify the Indemnified  Persons for, and will hold them harmless against, any loss, liability or expense incurred on their part, arising out of, or in connection  with, this  Agreement,  each of the Swap  Agreements and the  Certificates,  including the costs and expenses (including  reasonable legal fees and expenses) of defending  themselves against any such claim other than
(i) any loss,  liability  or expense  related to such  Indemnified  Person's  failure to perform  such  Indemnified
Person's duties in strict  compliance with this Agreement  (except as any such loss,  liability or expense shall be otherwise  reimbursable  pursuant to this Agreement) and (ii) any loss,  liability or expense incurred by reason of such Indemnified  Person's willful  misfeasance,  bad faith or negligence in the performance or  non-performance of duties hereunder or by reason of such Indemnified  Person's reckless disregard of obligations and duties hereunder.
Any amounts  payable to an  Indemnified  Person as set forth  herein  shall be paid by the Grantor  Trustee to such
Indemnified  Person from the Grantor Trust  Distribution  Account.  This indemnity shall survive the resignation or removal of the Grantor Trustee and the termination of this Agreement.

                                                    ARTICLE VII

                                          CONCERNING THE GRANTOR TRUSTEE

         Section 7.01.     DUTIES OF THE GRANTOR TRUSTEE.

         (a)      The Grantor  Trustee  undertakes to perform such duties and only such duties as are  specifically set forth in this Agreement as duties of the Grantor Trustee.

         (b)      Upon receipt of all resolutions,  certificates,  statements, opinions, reports, documents, orders or other  instruments  which are  specifically  required to be  furnished  to the Grantor  Trustee  pursuant to any provision of this  Agreement,  the Grantor  Trustee  shall  examine them to determine  whether they are in the form required by this Agreement;  provided,  however, that the Grantor Trustee shall not be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

         (c)      On each  Distribution  Date, the Grantor Trustee shall make monthly  distributions  and the final distribution to the  Certificateholders  from Available Funds in the Grantor Trust Distribution Account as provided in Section 5.01 herein based on a report prepared by the Underlying Trustee with respect to such distributions.

         (d)      No provision of this Agreement  shall be construed to relieve the Grantor  Trustee from liability for its own negligent action, its own negligent failure to act or its own willful  misconduct;  provided,  however, that:

                  (i)      The duties and  obligations  of the Grantor  Trustee shall be  determined  solely by the express  provisions of this Agreement,  the Grantor Trustee shall not be liable except for the performance of its duties and obligations as are  specifically  set forth in this Agreement,  no implied  covenants or obligations  shall be read into this  Agreement  against  the Grantor  Trustee  and, in the absence of bad faith on the part of the Grantor Trustee,  the Grantor Trustee may  conclusively  rely, as to the truth of the statements and the correctness of the opinions  expressed  therein,  upon any certificates or opinions furnished to the Grantor Trustee and conforming to the requirements of this Agreement;

                  (ii)     The  Grantor  Trustee  shall not be liable in its  individual  capacity  for an error of judgment  made in good faith by a  Responsible  Officer or  Responsible  Officers of the  Grantor  Trustee
         unless it shall be proved that the Grantor Trustee was negligent in ascertaining the pertinent facts;

                  (iii)    The Grantor  Trustee shall not be liable with respect to any action  taken,  suffered or omitted to be taken by it in good faith in accordance  with the directions of the Holders of  Certificates evidencing  Fractional  Undivided  Interests  aggregating  not less  than 25% of the Trust  Fund,  if such action or non-action  relates to the time,  method and place of conducting  any  proceeding for any remedy available  to the  Grantor  Trustee or  exercising  any trust or other  power  conferred  upon the Grantor
         Trustee under this Agreement;

                  (iv)     The Grantor  Trustee  shall not in any way be liable by reason of any  insufficiency  in the Grantor Trust Distribution  Account unless it is determined by a court of competent  jurisdiction that the Grantor Trustee's  negligence,  negligent  failure to act or willful  misconduct was the primary cause of such  insufficiency  (except to the extent  that the  Grantor  Trustee  is  obligor  and has  defaulted thereon); and

                  (v)      Anything  in this  Agreement  to the  contrary  notwithstanding,  in no event  shall the
         Grantor  Trustee be liable for special,  indirect or  consequential  loss or damage of any kind whatsoever
         (including  but not  limited  to lost  profits),  even if the  Grantor  Trustee  has been  advised  of the likelihood of such loss or damage and regardless of the form of action.

         The Grantor  Trustee  shall not be required to expend or risk its own funds or otherwise  incur  financial liability in the  performance  of any of its duties  hereunder,  or in the exercise of any of its rights or powers, if there is reasonable  ground for believing  that the repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

         (e)      All funds  received by the Grantor  Trustee and  required to be  deposited  in the Grantor  Trust
Distribution Account pursuant to this Agreement will be promptly so deposited by the Grantor Trustee.

         (f)      Except for those actions that the Grantor Trustee is required  expressly to take  hereunder,  the
Grantor  Trustee  shall not have any  obligation  or  liability  to take any action or to refrain  from  taking any action hereunder in the absence of written direction as provided hereunder.

         (g)      The Grantor Trustee hereby  acknowledges  and agrees to reasonably  cooperate with the Underlying
Trustee and the  Depositor in  facilitating  compliance by such parties with the  provisions  of Regulation  AB and
related  rules  and  regulations  of  the  Commission,   including  any  filings  required  thereby.   The  Grantor
Trustee acknowledges  that interpretations of the requirements of the requirements of Regulation AB may change over time,  whether due to interpretive  guidance provided by the Commission or its staff,  consensus among participants in the  mortgage-backed  securities markets,  advice of counsel,  or otherwise,  and agrees to comply with requests made by  the Underlying  Trustee  and the  Depositor  in good faith for  delivery  of  information  on the basis of evolving  interpretations  of  Regulation  AB to the  extent  reasonably  practicable.  The  Grantor  Trustee shall cooperate  reasonably with the Underlying  Trustee and the Depositor to deliver to such  parties (including  any of their respective assignees or designees),  any and all disclosure,  statements,  reports,  certifications,  records and any other information  necessary in the reasonable,  good faith determination of the Underlying Trustee and the
Depositor to permit the Underlying Trustee and the Depositor to comply with the provisions of Regulation AB.

         Section 7.02.     CERTAIN MATTERS AFFECTING THE GRANTOR TRUSTEE.

         Except as otherwise provided in Section 7.01:

         (i) The Grantor Trustee may rely and shall be protected in acting or refraining from acting in reliance on any resolution,  certificate of the Depositor,  the Servicer or the Underlying Trustee, any certificate of auditors or any other certificate,  statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (ii) The Grantor Trustee may consult with counsel and any written advice of such counsel or any Opinion of
Counsel shall be full and complete  authorization  and  protection  with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

         (iii) The Grantor Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement,  other than its obligation to give notices  pursuant to this  Agreement,  and shall not be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the  Certificateholders  pursuant to the  provisions  of this  Agreement,  unless such
Certificateholders  shall have offered to the Grantor Trustee  reasonable  security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

         (iv) The Grantor Trustee shall not be liable in its individual capacity for any action taken,  suffered or omitted by it in good faith and  believed  by it to be  authorized  or within  the  discretion  or rights or powers conferred upon it by this Agreement;

         (v) The Grantor Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument,  opinion, report, notice, request, consent, order, approval, bond or other  paper or  document,  unless  requested  in writing to do so by  Holders of  Certificates  evidencing
Fractional Undivided Interests aggregating not less than 25% of the Trust Fund and provided that the payment within a reasonable time to the Grantor Trustee of the costs,  expenses or liabilities  likely to be incurred by it in the making of such  investigation is, in the opinion of the Grantor Trustee,  reasonably assured to the Grantor Trustee by the security afforded to it by the terms of this Agreement. The Grantor Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action.  The  reasonable  expense of every such examination shall be paid pro rata by the Certificateholders requesting the investigation;

         (vi) The Grantor Trustee may (to the extent it is authorized  hereunder to so execute or perform)  execute any of the trusts or powers  hereunder or perform any duties  hereunder  either directly or through its Affiliates, agents or attorneys. The Grantor Trustee shall not be liable or responsible for the misconduct or negligence of any agent or attorney of the Grantor Trustee appointed hereunder by the Grantor Trustee with due care;

         (vii) Should the Grantor Trustee deem the nature of any action required on its part,  other than a payment or transfer under Section 3.02 or Section 5.01, to be unclear, the Grantor Trustee may require prior to such action that it be provided by the Depositor with reasonable further instructions;

         (viii) The right of the Grantor  Trustee to perform any  discretionary  act  enumerated in this  Agreement shall not be construed as a duty, and the Grantor  Trustee shall not be accountable  for other than its negligence, bad faith, negligent failure to act or willful misconduct in the performance of any such act; and

         (ix) The Grantor Trustee shall not be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Section 7.07.

         Section 7.03. GRANTOR TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein and in the Certificates (other than the signature of the Grantor Trustee on the Certificates) shall be taken as the statements of the Depositor,  and the Grantor Trustee shall not have any responsibility for their correctness.  The
Grantor Trustee does not make any representation as to the validity or sufficiency of the Certificates  (other than the signature of the Grantor Trustee on the  Certificates).  The Grantor  Trustee's  signature on the  Certificates shall be solely in its capacity as Grantor Trustee,  and shall not constitute the Certificates an obligation of the
Grantor Trustee in any other  capacity.  The Grantor Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates,  or for the use or application of any funds paid to the  Depositor  with respect to the  Underlying  Certificates.  The Grantor  Trustee shall not be responsible  for the  legality,  sufficiency  or validity of this  Agreement,  each of the Swap  Agreements  or any document or  instrument  relating to this  Agreement,  the validity of the  execution  of this  Agreement or of any supplement  hereto or  instrument  of further  assurance  by any Person other than it, or the  validity,  priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder.
The Grantor Trustee shall not at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be  distributed to  Certificateholders  under this  Agreement.  The Grantor
Trustee shall not have any responsibility  for filing any financing or continuation  statement in any public office at any time or to otherwise  perfect or maintain  the  perfection  of any  security  interest or lien granted to it hereunder or to record this Agreement.

         Section 7.04. GRANTOR TRUSTEE MAY OWN CERTIFICATES.  The Grantor Trustee, in its individual capacity or in any capacity other than as Grantor Trustee hereunder,  may become the owner or pledgee of any Certificates with the same rights it would have if it were not Grantor Trustee and may otherwise deal with the parties hereto.

         Section 7.05. EXPENSES.  The Grantor Trustee and any director,  officer,  employee or agent of such party, will be entitled to recover from the Grantor Trust Distribution  Account pursuant to Section 3.02(b) all reasonable out- of-pocket expenses, disbursements and advances of such party in connection with any event of default or breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by such party in the  administration  of the  trusts  hereunder  (including  the  reasonable  compensation, expenses and  disbursements of its counsel) except any such expense,  disbursement or advance as may arise from its negligence,  negligent  failure  to  act,  or  intentional  misconduct  or  which  is  the  responsibility  of  the
Certificateholders or the Trust Fund hereunder. If funds in the Grantor Trust Distribution Account are insufficient therefor, such party shall recover such expenses,  disbursements and advances from the Depositor. Such compensation and  reimbursement  obligation  shall not be limited by any  provision  of law in regard to the  compensation  of a trustee of an express trust.

         Section 7.06. ELIGIBILITY REQUIREMENTS FOR GRANTOR TRUSTEE. The Grantor Trustee, and any successor Grantor
Trustee,  shall during the entire duration of this Agreement be a state bank or trust company or a national banking association  organized and doing business under the laws of such state or the United States of America,  authorized under such laws to exercise corporate trust powers,  having a combined capital and surplus and undivided profits of at least  $40,000,000  or, in the case of a successor  Grantor  Trustee,  $50,000,000,  subject to  supervision  or examination  by federal or state  authority  and rated "BBB" or higher by Standard & Poor's and "Baa2" or higher by
Moody's with respect to any outstanding  long-term unsecured  unsubordinated  debt, and, in the case of a successor
Grantor Trustee other than pursuant to Section 7.10, rated in one of the two highest  long-term debt categories of, or otherwise  acceptable to, each of the Rating Agencies.  If the Grantor Trustee publishes reports of condition at least annually,  pursuant to law or to the requirements of the aforesaid  supervising or examining authority,  then for the purposes of this Section 7.06 the combined  capital and surplus of such  corporation  shall be deemed to be its total equity  capital  (combined  capital and  surplus) as set forth in its most recent  report of condition so published.  In case at any time the Grantor Trustee shall cease to be eligible in accordance with the provisions of this Section 7.06,  the Grantor  Trustee shall resign  immediately  in the manner and with the effect  specified in
Section 7.08.

         Section 7.07. INSURANCE.  The Grantor Trustee, at its own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be  collectively  satisfied  by a "Financial  Institution  Bond" and/or a "Bankers'  Blanket  Bond").  All such insurance shall be in amounts,  with standard  coverage and subject to deductibles,  as are customary for insurance typically  maintained by banks or their  affiliates  which act as custodians for  investor-owned  mortgage pools. A certificate  of an officer of the Grantor  Trustee as to such  party's  compliance  with this Section 7.07 shall be furnished to any Certificateholder upon reasonable written request.

         Section 7.08.     RESIGNATION AND REMOVAL OF THE GRANTOR TRUSTEE.

         (a)      Subject  to the terms of this  Agreement,  the  Grantor  Trustee  may at any time  resign  and be discharged  from the Trust hereby created by giving  written  notice  thereof to the Depositor,  with a copy to the
Rating  Agencies.  Upon  receiving such notice of  resignation,  the Depositor  shall promptly  appoint a successor
Grantor Trustee, by written instrument,  in triplicate,  one copy of which instrument shall be delivered to each of the resigning  Grantor Trustee and the successor  Grantor Trustee.  If no successor Grantor Trustee shall have been so appointed  and have  accepted  appointment  within 30 days after the giving of such notice of  resignation,  the resigning  Grantor  Trustee  may assign  its  duties  and  obligations  hereunder  to a Person  who  satisfies  the requirements  of  Section  7.06 or may  petition  any court of  competent  jurisdiction  for the  appointment  of a successor  Grantor  Trustee.  The Grantor  Trustee may resign  hereunder  unless it shall also resign as Underlying
Trustee under the Underlying Pooling and Servicing Agreement.

         (b)      If at any time the Grantor  Trustee shall cease to be eligible in accordance  with the provisions of Section 7.06 and shall fail to resign after written  request  therefor by the  Depositor,  or if at any time the
Grantor Trustee shall become  incapable of acting,  or shall be adjudged a bankrupt or insolvent,  or a receiver of the Grantor  Trustee or of its property  shall be appointed,  or any public officer shall take charge or control of the Grantor Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation or liquidation, then the Depositor  shall promptly  remove the Grantor  Trustee and appoint a successor  Grantor Trustee by written instrument,  in triplicate,  one copy of which  instrument shall be delivered to the Grantor Trustee so removed and one copy of which instrument shall be delivered to the successor Grantor Trustee so appointed.

         (c)      The Holders of Certificates  evidencing  Fractional Undivided Interests aggregating not less than
51% of the Trust Fund may at any time  remove the  Grantor  Trustee  and  appoint a  successor  Grantor  Trustee by written  instrument  or  instruments,  in  quadruplicate,  signed by such Holders or their  attorneys-in-fact  duly authorized,  one complete set of which  instruments  shall be delivered to the  Depositor and such party so removed and one copy of which instrument shall be delivered to the successor so appointed.

         (d)      No resignation or removal of the Grantor Trustee and  appointment of a successor  Grantor Trustee pursuant to any of the  provisions  of this Section  7.08 shall become  effective  except upon  appointment  of and acceptance of such appointment by the successor Grantor Trustee as provided in Section 7.09.

         Section 7.09.     SUCCESSOR GRANTOR TRUSTEE.

         (a)      Any successor  Grantor Trustee  appointed as provided in Section 7.08 shall execute,  acknowledge and deliver to the Depositor  and to its  predecessor  Grantor  Trustee an instrument  accepting  such  appointment hereunder.  The  resignation or removal of the  predecessor  Grantor  Trustee shall then become  effective and such successor  Grantor  Trustee  without any further act,  deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and obligations of its predecessor  hereunder,  with like effect as if originally named as
Grantor Trustee  herein.  The  predecessor  Grantor Trustee shall,  after its receipt of payment of its outstanding fees and expenses,  promptly  deliver to the successor  Grantor Trustee all assets and records of the Trust held by it hereunder,  and the Depositor and the  predecessor  Grantor  Trustee shall execute and deliver such  instruments and do such other things as may  reasonably be required for more fully and certainly  vesting and confirming in the successor Grantor Trustee all such rights, powers, duties and obligations.

         (b)      No successor  Grantor  Trustee shall accept  appointment  as provided in this Section 7.09 unless at the time of such  acceptance  such successor  Grantor  Trustee shall be eligible under the provisions of Section
7.06.

         (c)      Upon  acceptance of appointment by a successor  Grantor Trustee as provided in this Section 7.09, the  successor  Grantor  Trustee  shall mail notice of the  succession  of such  Grantor  Trustee  hereunder to all
Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies.

         Section 7.10.  MERGER OR  CONSOLIDATION  OF GRANTOR  TRUSTEE.  Any state bank or trust company or national banking association into which the Grantor Trustee may be merged or converted or with which it may be consolidated, or any state bank or trust  company or  national  banking  association  resulting  from any merger,  conversion  or consolidation to which the Grantor Trustee shall be a party, or any state bank or trust company or national banking association  succeeding to all or substantially  all of the corporate  business of the Grantor Trustee shall be the successor  of the  Grantor  Trustee  hereunder,  provided  such state bank or trust  company  or  national  banking association  shall be eligible under the  provisions of Section 7.06.  Such  succession  shall be valid without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary notwithstanding.

         Section 7.11.     APPOINTMENT OF CO-GRANTOR TRUSTEE OR SEPARATE GRANTOR TRUSTEE.

         (a)      Notwithstanding  any other provisions  hereof,  at any time, for the purpose of meeting any legal requirements of any  jurisdiction in which any part of the Trust or property  constituting the same may at the time be located,  the  Depositor  and the Grantor  Trustee  acting  jointly  shall have the power and shall  execute and deliver all  instruments  to appoint one or more Persons  approved by the Grantor  Trustee and the Depositor to act as co-grantor  trustee or co-grantor  trustees,  jointly with the Grantor  Trustee,  or separate grantor trustee or separate  grantor  trustees,  of all or any part of the  Trust,  and to vest in such  Person  or  Persons,  in such capacity,  such title to the Trust,  or any part  thereof,  and,  subject to the other  provisions  of this Section
7.11,  such powers,  duties,  obligations,  rights and trusts as the Depositor and the Grantor Trustee may consider necessary or desirable.

         (b)      If the Depositor  shall not have joined in such  appointment  within 15 days after the receipt by it of a written  request so to do, the Grantor  Trustee shall have the power to make such  appointment  without any action by or consent of the Depositor.

         (c)      No co-grantor  trustee or separate grantor trustee  hereunder shall be required to meet the terms of eligibility as a successor Grantor Trustee under Section 7.06 hereunder and no notice to  Certificateholders  of the  appointment  of co-grantor  trustee(s) or separate  grantor  trustee(s)  shall be required  under Section 7.08 hereof.

         (d)      In the case of any appointment of a co-grantor  trustee or separate  grantor trustee  pursuant to this Section 7.11, all rights,  powers,  duties and  obligations  conferred or imposed upon the Grantor Trustee and required to be conferred on such  co-grantor  trustee shall be conferred or imposed upon and exercised or performed by the Grantor Trustee and such separate grantor trustee or co-grantor  trustee jointly,  except to the extent that under any law of any  jurisdiction  in which any  particular act or acts are to be performed,  the Grantor  Trustee shall be incompetent or  unqualified  to perform such act or acts, in which event such rights,  powers,  duties and obligations  (including the holding of title to the Trust or any portion  thereof in any such  jurisdiction)  shall be exercised and performed by such separate  grantor trustee or co-grantor  trustee at the direction of the Grantor
Trustee.

         (e)      Any notice,  request or other writing  given to the Grantor  Trustee shall be deemed to have been given to each of the then separate  grantor  trustees and co-grantor  trustees,  as effectively as if given to each of them.  Every  instrument  appointing  any separate  grantor  trustee or  co-grantor  trustee shall refer to this
Agreement and the conditions of this Article VII. Each separate  grantor trustee and co-grantor  trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its  instrument of appointment,  either jointly with the Grantor  Trustee or separately,  as may be provided  therein,  subject to all the  provisions  of this  Agreement,  specifically  including  every  provision of this  Agreement  relating to the conduct of,  affecting the liability of, or affording  protection to, the Grantor  Trustee.  Every such  instrument shall be filed with the Grantor Trustee.

         (f)      To the extent not prohibited by law, any separate  grantor trustee or co-grantor  trustee may, at any time,  request the Grantor Trustee,  its agent or  attorney-in-fact,  with full power and authority,  to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate  grantor  trustee or co-grantor trustee shall die, become incapable of acting,  resign or be removed, all of its estates,  properties rights,  remedies  and trusts shall vest in and be exercised  by the Grantor  Trustee,  to the extent  permitted by law, without the appointment of a new or successor Grantor Trustee.

         (g)      No  grantor  trustee  under this  Agreement  shall be  personally  liable by reason of any act or omission of another  grantor  trustee under this  Agreement.  The Depositor and the Grantor  Trustee acting jointly may at any time accept the resignation of or remove any separate grantor trustee or co-grantor trustee.

         Section 7.12.     FEDERAL   INFORMATION   RETURNS  AND  REPORTS  TO   CERTIFICATEHOLDERS;   GRANTOR  TRUST
ADMINISTRATION.

         (a)      The Grantor  Trustee  shall  perform its  obligations  relating to the Trust in a manner so as to maintain the status of the Trust Fund as a grantor  trust under  subpart E, part I of  subchapter J of chapter 1 of the Code and not as an association  taxable as a corporation,  as a taxable  mortgage pool, or as a partnership and to prevent the imposition of any federal, state or local income or other tax on the Trust Fund.

                  (i) The Trust is a Widely Held Fixed  Investment  Trust that is a Non-Mortgage  Widely Held Fixed
Investment  Trust.  The  Grantor  Trustee  will report as required  under the Widely  Held Fixed  Investment  Trust
Regulations to the extent such  information as is reasonably  necessary to enable the Grantor Trustee to do so, and is not in its  possession,  is provided to the Grantor  Trustee on a timely  basis.  The Grantor  Trustee is hereby directed to assume that DTC is the only  "middleman"  (as such term is defined in the Widely Held Fixed  Investment
Trust Regulations)  unless the Depositor provides the Grantor Trustee with the identities of other "middlemen" that are Certificateholders. The Grantor Trustee will not be liable for any tax reporting penalties that may arise under the Widely Held Fixed Investment Trust Regulations as a result of the Depositor incorrectly  determining the status of the Grantor  Trust as a Widely  Held Fixed  Investment  Trust or failing to identify  whether or not the Grantor
Trust is a Widely Held Fixed Investment Trust..

                  (ii)     The  Grantor  Trustee,  in its  discretion,  will  report  required  Widely  Held  Fixed
Investment Trust  information  using either the cash or accrual method,  except to the extent the Widely Held Fixed
Investment  Trust  Regulations  specifically  require a  different  method.  The Grantor  Trustee  will be under no obligation  to determine  whether any  interest  holder in the Trust uses the cash or accrual  method.  The Grantor
Trustee will make available Widely Held Fixed Investment Trust  information to holders annually.  In addition,  the
Grantor  Trustee  will not be  responsible  or liable  for  providing  subsequently  amended,  revised  or  updated information to any interest holder in the Trust, unless requested by such holder.

                  (iii)    The Grantor  Trustee shall not be liable for failure to meet the reporting  requirements of the Widely Held Fixed Investment Trust  Regulations nor for any penalties  thereunder if such failure is due to:
(i) the  lack of  reasonably  necessary  information  being  provided  to the  Grantor  Trustee,  (ii)  incomplete, inaccurate  or untimely  information  being  provided to the Grantor  Trustee or (iii) the inability of the Grantor
Trustee,  after good faith efforts,  to alter its existing  information  reporting  systems to capture  information necessary to fully comply with the Widely Held Fixed  Investment  Trust  Regulations  for the 2007  calendar  year.
Each  Certificate  holder,  by  acceptance  of its  interest in its  Certificate,  will be deemed to have agreed to provide the Grantor Trustee with information  regarding any sale of such Certificate,  including the price,  amount of  proceeds  and  date of  sale.  Absent  receipt  of such  information,  and  unless  informed  otherwise  by the
Depositor,  the Grantor  Trustee will assume there is no secondary  market trading of Widely Held Fixed  Investment
Trust interests.

                  (iv)     To the extent  required  by the Widely  Held Fixed  Investment  Trust  Regulations,  the
Grantor  Trustee  will  use  reasonable  efforts  to  publish  on  an  appropriate   website  the  CUSIPs  for  the
Certificates.  The CUSIPs so published  will represent the Rule 144A CUSIPs.  The Grantor  Trustee will not publish any  associated  Regulation S CUSIPs.  The Grantor  Trustee  will make  reasonable  good faith  efforts to keep the website  accurate and updated to the extent CUSIPs have been received.  Absent the receipt of a CUSIP,  the Grantor
Trustee  will use a reasonable  identifier  number in lieu of a CUSIP.  The Grantor  Trustee will not be liable for investor reporting delays that result from the receipt of inaccurate or untimely CUSIP information.

                  (v)      The  Grantor  Trustee  shall be  entitled  to  additional  reasonable  compensation  for changes in reporting  required in respect of (i) the failure of the Depositor to timely inform the Grantor  Trustee of the  designation  of the  Grantor  Trust as a Widely Held Fixed  Investment  or (ii) a change in the Widely Held
Fixed  Investment  Trust  Regulations  or a change in  interpretation  of the Widely  Held Fixed  Investment  Trust
Regulations  by the IRS or the  Depositor  or its  counsel,  if such  change  requires,  in the  Grantor  Trustee's reasonable  discretion,  a material  increase  in the Grantor  Trustee's  reporting  obligations  in respect of the
Grantor Trust.

         (b)      Notwithstanding  any other  provisions of this  Agreement,  the Grantor Trustee shall comply with
all  federal   withholding   requirements  with  respect  to  payments  to   Certificateholders.   The  consent  of
Certificateholders  shall  not be  required  for any such  withholding.  In the event the  Grantor  Trustee,  based
solely  on   instructions   from  such   Certificateholder   or  other  Person,   withholds  any  amount  from  any
Certificateholder  pursuant to federal  withholdings  requirements,  the  Grantor  Trustee  shall  indicate to such
Certificateholder the amount so withheld.

         (c)      The  Grantor  Trustee  agrees to  indemnify  the Trust Fund and the  Depositor  for any taxes and costs  including,  without  limitation,  any reasonable  attorneys fees imposed on or incurred by the Trust Fund or the Depositor as a result of a breach of the Grantor Trustee's obligations set forth in this Section 7.12.

                                                   ARTICLE VIII

                                                    TERMINATION

         Section 8.01.     TERMINATION  UPON  REPURCHASE  BY THE  DEPOSITOR OR ITS DESIGNEE OR  LIQUIDATION  OF THE
MORTGAGE LOANS.

         (a)      The  respective  obligations  and  responsibilities  of the  Depositor  and the  Grantor  Trustee
created  hereby,  other than the  obligation  of the  Grantor  Trustee to make  payments to  Certificateholders  as hereinafter set forth,  shall terminate upon the termination of the Underlying  Pooling and Servicing  Agreement or
upon the making of the final payment or other  liquidation of each of the Underlying  Certificates,  or any advance with respect thereto.

         (b)      In no event,  however,  shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last  survivor of the  descendants  of Joseph P. Kennedy,  the late  Ambassador of the United
States to the Court of St. James's, living on the date of this Agreement.

         (c)      The   Grantor   Trustee   shall   give   notice   of  any   termination   of  the  Trust  to  the
Certificateholders,  with a copy to the Rating Agencies,  upon which the  Certificateholders  shall surrender their
Certificates to the Grantor Trustee for payment by the Grantor Trustee of the final  distribution  and cancellation with  respect  thereto.  Such notice  shall be given by letter,  mailed not later than the 20th day of the month of such final  distribution,  and shall specify (i) the Distribution Date upon which final payment of the Certificates will be made upon  presentation  and surrender of the  Certificates  at the office of the Grantor  Trustee  therein designated,  (ii) the amount of any such final payment and (iii) that the Record Date otherwise  applicable to such
Distribution  Date is not  applicable,  payments  being made by the  Grantor  Trustee  only upon  presentation  and surrender of the Certificates at the office of the Grantor Trustee therein specified.

         (d)      Upon the  presentation  and surrender of the  Certificates,  the Grantor Trustee shall distribute to the  remaining  Certificateholders,  in  accordance  with  their  respective  interests  and based  solely  upon information  provided to it by the Underlying  Trustee and  calculations  conducted by the Underlying  Trustee with respect thereto, all Available Funds remaining in the Grantor Trust Distribution Account.

         (e)      If not all of the  Certificateholders  shall surrender their Certificates for cancellation within six months after the time specified in the  above-mentioned  written notice,  then the Grantor Trustee shall give a second written notice to the remaining  Certificateholders  to surrender their  Certificates  for  cancellation and receive the final  distribution  with respect thereto.  If, within six months after the second notice,  not all the
Certificates  shall have been surrendered for  cancellation,  then the Grantor Trustee may take appropriate  steps, or appoint any agent to take appropriate steps, to contact the remaining  Certificateholders  concerning  surrender of their  Certificates,  and the cost thereof shall be paid out of the funds and other assets which remain  subject to this Agreement.

                                                    ARTICLE IX

                                             MISCELLANEOUS PROVISIONS

         Section  9.01.  INTENT OF PARTIES.  The  parties  intend that the Trust Fund shall be treated as a grantor trust for federal income tax purposes and that the provisions of this Agreement  should be construed in furtherance of this intent.

         Section 9.02. ACTION UNDER UNDERLYING DOCUMENTS. In the event that there are any matters arising under the
Underlying Pooling and Servicing Agreement related to an Underlying Certificate which require the vote or direction of holders of the Underlying Certificates thereunder, the Grantor Trustee, as holder of the Underlying Certificates will vote such  Underlying  Certificate in accordance  with the written  instructions  received from holders of the related  Certificates  evidencing  at least  51% of the  Fractional  Undivided  Interest  of the  related  Class of
Certificates.  In the  absence  of any such  instructions,  the  Grantor  Trustee  will not  vote  such  Underlying
Certificates.

         Upon  written  request,  the  Grantor  Trustee  will  forward  to  the  Certificateholders  copies  of any communications received regarding matters arising that require action by holders of the Underlying Certificates.

         Section 9.03.     AMENDMENT.

         (a)      This  Agreement  may be  amended  from  time to time by the  Depositor  and the  Grantor  Trustee without the consent of the Swap  Counterparty  (other than with respect to any amendment hereto that materially and adversely affects the rights of the Swap Counterparty  hereunder,  which amendment shall require the consent of the
Swap  Counterparty)  and  without  notice  to or the  consent  of any of the  Certificateholders,  (i) to cure  any ambiguity,  (ii) to correct or supplement  any  provisions  herein that may be defective or  inconsistent  with any other  provisions  herein,  (iii) to conform the terms hereof to the disclosure in the Prospectus or the Prospectus
Supplement (as each such term is defined in the Underlying  Pooling and Servicing  Agreement),  (iv) to comply with any changes in the Code or (v) to make any other  provisions  with  respect to matters or questions  arising  under this Agreement which shall not be  inconsistent  with the provisions of this Agreement;  provided,  however,  that, with regard to clauses (iv) and (v) of this Section  9.03(a),  such action shall not, as evidenced by an Opinion of
Independent Counsel, adversely affect in any material respect the interests of any Certificateholder.

         (b)      This  Agreement may also be amended from time to time by the  Depositor and Grantor  Trustee with the consent of the Holders of Certificates  evidencing  Fractional  Undivided  Interests  aggregating not less than
51% of the Trust Fund,  for the purpose of adding any  provisions to or changing in any manner or  eliminating  any of the provisions of this Agreement or of modifying in any manner the rights of the  Certificateholders;  provided, however,  that no such  amendment  shall (i) reduce in any  manner the amount of, or delay the timing of,  payments received on Mortgage  Loans which are required to be  distributed  on any  Certificate,  without the consent of the
Holder of such  Certificate,  (ii)  reduce  the  aforesaid  percentage  of  Certificates  the  Holders of which are required  to  consent  to any  such  amendment,  without  the  consent  of the  Holders  of all  Certificates  then outstanding,  or (iii)  result in the  imposition  of a tax on the Trust Fund or cause the Trust Fund to fail to be classified  as a grantor  trust under  subpart E, part I of  subchapter J of chapter 1 of the Code, as evidenced by an  Opinion of Counsel  which  shall be  provided  to the  Grantor  Trustee  other  than at the  Grantor  Trustee's expense.  Notwithstanding  any other  provision of this  Agreement,  for purposes of the giving or  withholding  of consents  pursuant to this Section 9.03(b),  Certificates  registered in the name of or held for the benefit of the
Depositor,  the  Grantor  Trustee or any  Affiliate  thereof or nominee  thereof  shall be  entitled  to vote their
Fractional Undivided Interests with respect to matters affecting such Certificates.

         (c)      Promptly after the execution of any such  amendment,  the Grantor Trustee shall furnish a copy of such  amendment or written  notification  of the  substance of such  amendment  to the Swap  Counterparty  and each
Certificateholder, with a copy to the Rating Agencies.

         (d)      In the case of an amendment  under  Section  9.03(b)  above,  it shall not be  necessary  for the
Certificateholders  to approve the  particular  form of such an  amendment.  Rather,  it shall be sufficient if the
Certificateholders  approve  the  substance  of the  amendment.  The  manner  of  obtaining  such  consents  and of evidencing the  authorization of the execution  thereof by  Certificateholders  shall be subject to such reasonable regulations as the Grantor Trustee may prescribe.

         (e)      Prior to the execution of any amendment to this  Agreement,  the parties hereto shall be entitled to receive and rely upon an Opinion of Counsel  stating that the  execution  of such  amendment  is  authorized  or permitted by this  Agreement.  The parties hereto may, but shall not be obligated to, enter into any such amendment which affects such parties' respective rights, duties or immunities under this Agreement.

         Section 9.04.  RECORDATION  OF AGREEMENT.  To the extent  permitted by applicable  law, this  Agreement is subject to recordation  in all  appropriate  public offices for real property  records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation,  at the expense of the Trust and upon the request in writing of a  Certificateholder,  but only if such  direction is  accompanied  by an Opinion of
Counsel  (provided  at the  expense  of the  Certificateholder  requesting  recordation)  to the  effect  that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

         Section 9.05.     LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

         (a)      The death or  incapacity  of any  Certificateholder  shall not  terminate  this  Agreement or the
Trust, nor entitle such  Certificateholder's  legal  representatives or heirs to claim an accounting or to take any action or  proceeding  in any court for a partition or winding up of the Trust,  nor  otherwise  affect the rights, obligations and liabilities of the parties hereto or any of them.

         (b)      Except as expressly  provided in this Agreement,  no  Certificateholders  shall have any right to vote or in any manner  otherwise  control the operation  and  management of the Trust,  or the  obligations  of the parties hereto,  nor shall anything herein set forth, or contained in the terms of the  Certificates,  be construed so as to establish the  Certificateholders  from time to time as partners or members of an  association;  nor shall any  Certificateholders  be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c)      No  Certificateholder  shall  have any right by  virtue of any  provision  of this  Agreement  to institute  any suit,  action or  proceeding  in equity or at law  upon,  under or with  respect  to this  Agreement against the  Depositor or any  successor to any such parties  unless (i) such  Certificateholder  previously  shall have given to the Grantor Trustee a written notice of a continuing  default,  as herein provided,  (ii) the Holders of Certificates  evidencing  Fractional  Undivided Interests  aggregating not less than 51% of the Trust Fund shall have made written  request upon the Grantor  Trustee to institute  such action,  suit or proceeding in its own name as Grantor  Trustee  hereunder and shall have offered to the Grantor  Trustee such  reasonable  indemnity as it may require  against the costs and expenses and  liabilities to be incurred  therein or thereby,  and (iii) the Grantor
Trustee,  for 60 days after its receipt of such notice,  request and offer of  indemnity,  shall have  neglected or refused to institute any such action, suit or proceeding.

         (d)      No one or more  Certificateholders  shall  have any  right by  virtue  of any  provision  of this
Agreement  to affect  the  rights  of any other  Certificateholders  or to  obtain  or seek to obtain  priority  or preference  over any other such  Certificateholder,  or to enforce  any right under this  Agreement,  except in the manner  herein  provided  and  for the  equal,  ratable  and  common  benefit  of all  Certificateholders.  For the protection  and  enforcement  of the  provisions of this Section  9.05,  each and every  Certificateholder  and the
Grantor Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 9.06.     ACTS OF CERTIFICATEHOLDERS.

         (a)      Any request, demand,  authorization,  direction, notice, consent, waiver or other action provided by this  Agreement  to be given or taken by  Certificateholders  may be  embodied in and  evidenced  by one or more instruments  of  substantially  similar  tenor  signed by such  Certificateholders  in  person or by an agent  duly appointed in writing.  Except as herein  otherwise  expressly  provided,  such action shall become  effective  when such  instrument or instruments  are delivered to the Grantor  Trustee  and/or,  where it is expressly  required by this  Agreement,  to the Depositor  and/or the Grantor  Trustee.  Proof of execution of any such instrument or of a writing  appointing  any such agent shall be sufficient  for any purpose of this  Agreement and conclusive in favor of the Grantor Trustee and the Depositor if made in the manner provided in this Section 9.06.

         (b)      The fact and date of the  execution  by any  Person  of any such  instrument  or  writing  may be proved by the  affidavit of a witness of such  execution or by a  certificate  of a notary  public or other officer authorized by law to take  acknowledgments  of deeds,  certifying  that the individual  signing such  instrument or writing  acknowledged to him the execution thereof.  Where such execution is by a signer acting in a capacity other than his or her individual  capacity,  such certificate or affidavit shall also constitute  sufficient proof of his or her  authority.  The fact and date of the execution of any such  instrument or writing,  or the authority of the individual executing the same, may also be proved in any other manner which the Grantor Trustee deems sufficient.

         (c)      The  ownership of  Certificates  (notwithstanding  any notation of ownership or other  writing on such  Certificates,  except an  endorsement  in  accordance  with Section 4.02 made on a  Certificate  presented in accordance with Section 4.04) shall be proved by the Certificate  Register,  and neither the Grantor  Trustee,  the
Depositor nor any successor to any such parties shall be affected by any notice to the contrary.

         (d)      Any request,  demand,  authorization,  direction,  notice, consent, waiver or other action of the holder  of any  Certificate  shall  bind  every  future  holder  of the same  Certificate  and the  holder of every
Certificate  issued upon the registration of transfer or exchange thereof,  if applicable,  or in lieu thereof with respect to anything  done,  omitted or suffered to be done by the Grantor  Trustee,  the Depositor or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

         (e)      In  determining  whether the  Holders of the  requisite  percentage  of  Certificates  evidencing
Fractional  Undivided  Interests  have given any request,  demand,  authorization,  direction,  notice,  consent or waiver  hereunder,  Certificates  owned by the Grantor  Trustee,  the Depositor or any  Affiliate  thereof shall be disregarded,  except as otherwise  provided in Section 9.03(b) and except that, in determining  whether the Grantor
Trustee and the Depositor and any  Affiliate  thereof shall be protected in relying upon any such request,  demand, authorization,  direction,  notice,  consent or waiver,  only  Certificates  which such party  knows to be so owned shall be so disregarded.  Certificates which have been pledged in good faith to the Grantor Trustee,  the Depositor or any Affiliate  thereof may be regarded as outstanding  if the pledgor  establishes  to the  satisfaction  of the
Grantor  Trustee  the  pledgor's  right to act with  respect to such  Certificates  and that the  pledgor is not an
Affiliate of the Grantor Trustee or the Depositor, as the case may be.

         Section 9.07.     GOVERNING  LAW.  THIS  AGREEMENT AND THE  CERTIFICATES  SHALL BE CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT  REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION  5-1401
OF THE NEW YORK GENERAL  OBLIGATIONS  LAW, WHICH THE PARTIES  HERETO  EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW
AS THE  GOVERNING  LAW  HEREUNDER),  AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 9.08.  NOTICES.  All demands and notices  hereunder  shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, 383 Madison Avenue, New York, New
York 10179, Attention: Vice President-Servicing, telecopier number: (212) 272-5591, or to such other address as may hereafter be furnished to the other  parties  hereto in writing;  (ii) in the case of the Grantor  Trustee,  at its
Corporate Trust Office,  or such other address as may hereafter be furnished to the other parties hereto in writing or (iii) in the case of the Rating Agencies,  Moody's  Investors  Service,  Inc., 99 Church Street,  4th Floor, New
York, New York 10004,  and Standard & Poor's Rating  Services,  a division of The McGraw-Hill  Companies,  Inc., 55
Water Street,  41st Floor, New York, New York, 10041,  Attention:  Residential  Mortgage  Surveillance.  Any notice delivered to the Depositor or the Grantor  Trustee under this Agreement  shall be effective only upon receipt.  Any notice required or permitted to be mailed to a Certificateholder,  unless otherwise provided herein, shall be given by  first-class  mail,  postage  prepaid,  at the  address of such  Certificateholder  as shown in the  Certificate
Register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

         Section 9.09. SEVERABILITY OF PROVISIONS. If any one or more of the covenants,  agreements,  provisions or terms of this  Agreement  shall be for any  reason  whatsoever  held  invalid,  then  such  covenants,  agreements, provisions or terms shall be deemed severed from the remaining covenants,  agreements,  provisions or terms of this
Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

         Section 9.10.  SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         Section 9.11. ARTICLE AND SECTION HEADINGS. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 9.12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when so executed  and  delivered  shall be an  original  but all of which  together  shall  constitute  one and the same instrument.

         Section 9.13.  NOTICE TO RATING  AGENCIES.  The article and section headings herein are for convenience of reference only, and shall not limited or otherwise  affect the meaning  hereof.  The Grantor Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                           (1)      Any material change or amendment to this Agreement;

                           (2)      The resignation or termination of the Grantor Trustee under this Agreement;

                           (3)      The final payment to Certificateholders; and

                           (4)      Any change in the location of the Grantor Trust Distribution Account.

         Section 9.14.     ENFORCEMENT  OF RIGHTS.  THE GRANTOR  TRUSTEE SHALL TAKE SUCH ACTION AS MAY BE NECESSARY
TO ENFORCE  THE RIGHTS OF THE TRUST  PURSUANT  TO THE SWAP  AGREEMENTS  AND,  TO THE EXTENT ANY SWAP  AGREEMENT  IS
TERMINATED  PRIOR TO THE TERMINATION  DATE SET FORTH THEREIN,  SHALL ENTER INTO ANY  REPLACEMENT  SWAP AGREEMENT AS
DIRECTED BY THE DEPOSITOR.

                                                [Signatures Follow]

         IN WITNESS  WHEREOF,  the Depositor and the Grantor Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                     STRUCTURED ASSET MORTGAGE INVESTMENTS II INC, as Depositor

                                                     By:  /s/ Baron Silverstein
                                                          Name: Baron Silverstein
                                                          Title: Senior Managing Director

                                                     WELLS FARGO BANK, NATIONAL ASSOCIATION, as Grantor Trustee

                                                     By:  /s/ Stacey Taylor
                                                          Name: Stacey Taylor
                                                          Title: Vice President

STATE OF NEW YORK             )
                              )  ss.:
COUNTY OF NEW YORK            )

         On the 29th day of June,  2007,  before me, a notary  public in and for said  State,  personally  appeared
Baron Silverstein,  known to me to be a Senior Managing Director of Structured Asset Mortgage  Investments II Inc.,
the  corporation  that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     /s/ Michelle Sterling
                                                     Notary Public

[Notarial Seal]

STATE OF MARYLAND               )
                                )  ss.:
COUNTY OF HOWARD                )

         On the 29th day of June,  2007,  before me, a notary  public in and for said  State,  personally  appeared
Stacey Taylor, known to me to be a Vice President of Wells Fargo Bank, National  Association,  the corporation that executed  the  within  instrument,  and  also  known to me to be the  person  who  executed  it on  behalf  of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     /s/ Kellie Greer
                                                     Notary Public

[Notarial Seal]

                                                     EXHIBIT A
                                    Form of Class [I-A-1B] [I-A-2B] Certificate

         THE CURRENT  PRINCIPAL  AMOUNT OF THIS  CERTIFICATE  WILL BE  INCREASED  OR  DECREASED AS SET FORTH IN THE
AGREEMENT.  ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES,  THE CURRENT PRINCIPAL AMOUNT OF THIS
CERTIFICATE  WILL BE DIFFERENT FROM THE DENOMINATION  SHOWN BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN
ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE GRANTOR TRUSTEE NAMED HEREIN.

         UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO
THE GRANTOR TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER  NAME AS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST  COMPANY  AND ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED  OWNER HEREOF,  CEDE & CO., HAS AN INTEREST
HEREIN.

         THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR  INDIRECTLY  BY, OR ON BEHALF OF, AN EMPLOYEE  BENEFIT
PLAN OR OTHER RETIREMENT  ARRANGEMENT  WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT
OF 1974,  AS AMENDED  (ERISA),  OR SECTION  4975 OF THE  INTERNAL  REVENUE  CODE OF 1986,  AS  AMENDED,  UNLESS THE
PURCHASE OF THE CLASS  I-A-1B  CERTIFICATES  ON BEHALF OF SUCH PERSON WILL NOT RESULT IN OR  CONSTITUTE A NONEXEMPT
PROHIBITED  TRANSACTION  UNDER ERISA OR SECTION 4975 OF THE CODE, IS PERMISSIBLE  UNDER APPLICABLE LAW AND WILL NOT
GIVE RISE TO ANY  OBLIGATIONS ON THE PART OF THE  DEPOSITOR,  THE SERVICER,  THE UNDERLYING  TRUSTEE OR THE GRANTOR
TRUSTEE IN ADDITION TO THOSE OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

         ANY PERSON  ACQUIRING AN INTEREST IN A CERTIFICATE,  BY ACQUISITION OF SUCH  CERTIFICATE,  SHALL BE DEEMED
TO HAVE  REPRESENTED TO THE GRANTOR  TRUSTEE THAT EITHER:  (I) IT IS NOT ACQUIRING AN INTEREST IN SUCH  CERTIFICATE
DIRECTLY OR  INDIRECTLY  BY, OR ON BEHALF OF, AN EMPLOYEE  BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT  WHICH IS
SUBJECT TO TITLE I OF ERISA AND/OR  SECTION 4975 OF THE CODE,  OR (II) THE TRANSFER  AND/OR  HOLDING OF AN INTEREST
IN SUCH CERTIFICATE TO THAT PERSON AND THE SUBSEQUENT  SERVICING,  MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS
ASSETS:  (I)  WILL  NOT  RESULT  IN ANY  PROHIBITED  TRANSACTION  WHICH  IS NOT  COVERED  UNDER A  STATUTORY  OR AN
ADMINISTRATIVE  INDIVIDUAL  OR CLASS  PROHIBITED  TRANSACTION  EXEMPTION  ("PTE"),  INCLUDING,  BUT NOT LIMITED TO,
SECTION  408(B)(17) OF ERISA,  PTE 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT SUBJECT THE
DEPOSITOR,  THE SERVICER,  THE  UNDERLYING  TRUSTEE OR THE GRANTOR  TRUSTEE TO ANY  OBLIGATION IN ADDITION TO THOSE
UNDERTAKEN  IN THE  UNDERLYING  POOLING  AND  SERVICING  AGREEMENT.  THE  GRANTOR  TRUSTEE  WILL NOT BE REQUIRED TO
MONITOR,  DETERMINE OR INQUIRE AS TO COMPLIANCE WITH THE FOREGOING  TRANSFER  RESTRICTIONS AND NONE OF SUCH PERSONS
SHALL HAVE ANY  LIABILITY  FOR THE  TRANSFER OF ANY  BOOK-ENTRY  CERTIFICATES  MADE IN  VIOLATION  OF THE  TRANSFER
RESTRICTIONS SET FORTH IN THE GRANTOR TRUST AGREEMENT.

Certificate No. [_]                                           Variable Pass-Through Rate

Grantor Trust Class [I-A-1B][I-A-2B]

Date of Grantor Trust Agreement:                              Aggregate Initial Current Principal Amount of this
June 29, 2007                                                 Certificate as of the Cut-off Date: $[____________]

Cut-off Date: June 1, 2007

First Distribution Date:                                      Initial Current Principal Amount of this Certificate as
July 25, 2007                                                 of the Cut-off Date:  $[____________]

Assumed Final Distribution Date:         June 25, 2037        CUSIP: [____________]

                                    BEAR STEARNS MORTGAGE FUNDING GRANTOR TRUST
                                                     2007-AR5
                                        MORTGAGE PASS-THROUGH CERTIFICATES
                                                  SERIES 2007-AR5

         evidencing a  fractional  undivided  interest in the  distributions  allocable to the Grantor  Trust Class
         [I-A-1B][I-A-2B]  Certificates  with  respect  to a Trust  Fund  consisting  primarily  of the  Underlying
         Certificates sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation  of or interest in Structured  Asset  Mortgage  Investments  II Inc.  (the  "Depositor")  or the Grantor
Trustee  referred  to below or any of their  affiliates  or any other  person.  Neither  this  Certificate  nor the
Underlying  Certificates  are guaranteed or insured by any  governmental  entity or by the  Depositor,  the Grantor
Trustee or any of their  respective  affiliates or any other  person.  None of the  Depositor,  the Servicer or the
Grantor  Trustee nor any of their  respective  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered  owner of the  Fractional  Undivided  Interest  evidenced hereby in the beneficial  ownership  interest of Certificates of the same Class as this Certificate in a trust (the
"Trust Fund")  consisting  primarily of the Class  [I-A-1B][I-A-2B]  Certificates  (the "Underlying  Certificates")
sold by the Depositor.  The Trust Fund was created  pursuant to the Grantor Trust  Agreement,  dated as of June 29,
2007 (the "Agreement"),  among the Depositor,  as depositor,  Wells Fargo Bank,  National  Association,  as grantor trustee  (the  "Grantor  Trustee"),  a  summary  of  certain  of the  pertinent  provisions  of which is set  forth hereafter.  To the extent not defined  herein,  capitalized  terms used herein  shall have the meaning  ascribed to them in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of its acceptance  hereof assents and by which such Holder is bound.

         Interest on this Certificate  will accrue during the period from and including the preceding  Distribution
Date (or in the case of the first  Distribution  Date, from the Closing Date) to and including the day prior to the current  Distribution  Date on the Current  Principal  Amount hereof at a per annum rate equal to the  Pass-Through
Rate set forth in the Agreement.  The Grantor  Trustee will  distribute on the 25th day of each month,  or, if such
25th day is not a Business Day, the immediately  following Business Day (each, a "Distribution  Date"),  commencing on the first  Distribution  Date specified above, to the Person in whose name this Certificate is registered at the close of business on the  Business  Day  immediately  preceding  such  Distribution  Date,  an amount  equal to the product of the  Fractional  Undivided  Interest  evidenced  by this  Certificate  and the amount (of  interest  and principal,  if  any)  required  to be  distributed  to the  Holders  of  Certificates  of the  same  Class  as this
Certificate.  The Assumed Final  Distribution Date is the Distribution Date in the month immediately  following the month of the latest  scheduled  maturity  date of any  Mortgage  Loan and is not likely to be the date on which the
Current Principal Amount of this Class of Certificates will be reduced to zero.

         Distributions  on this  Certificate  will be made by the Grantor Trustee by check mailed to the address of the Person entitled  thereto as such name and address shall appear on the  Certificate  Register or, if such Person so requests by  notifying  the Grantor  Trustee in writing,  as  specified in the  Agreement.  Notwithstanding  the above,  the final  distribution  on this  Certificate  will be made after due notice by the Grantor  Trustee of the pendency of such  distribution  and only upon  presentation  and  surrender  of this  Certificate  at the office or agency  appointed  by the Grantor  Trustee for that purpose and  designated  in such  notice.  The Initial  Current
Principal  Amount of this  Certificate is set forth above.  The Current  Principal Amount hereof will be reduced to the extent of  distributions  allocable  to principal  hereon and any  Underlying  Realized  Losses on the Mortgage
Loans allocable to the Underlying  Certificates (and,  correspondingly,  to the Certificates).  This Certificate is one of a duly  authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates"), issued in one Class. The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the
Trust Fund formed pursuant to the Agreement.

         The  Certificateholder,  by its  acceptance  of this  Certificate,  agrees that it will look solely to the
Trust Fund for payment  hereunder  and that the  Grantor  Trustee is not liable to the  Certificateholders  for any amount payable under this Certificate or the Agreement or, except as expressly  provided in the Agreement,  subject to any liability under the Agreement.

         This  Certificate  does not purport to summarize  the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights,  benefits,  obligations  and duties  evidenced  hereby,  and the rights, duties and immunities of the Grantor Trustee with respect thereto.

         The  Agreement  permits,  with  certain  exceptions  therein  provided,  the  amendment  thereof  and  the modification  of the rights and  obligations  of the Depositor and the rights of the  Certificateholders  under the
Agreement  from  time to time by the  Depositor  and the  Grantor  Trustee  with  the  consent  of the  Holders  of
Certificates  evidencing  Fractional Undivided Interests  aggregating not less than 51% of the Trust Fund. Any such consent  by the Holder of this  Certificate  shall be  conclusive  and  binding on such  Holder and upon all future
Holders of this  Certificate and of any Certificate  issued upon the transfer hereof or in lieu hereof,  whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment  thereof,  in certain  limited  circumstances,  without the consent of the Holders of any of the  Certificates  or the consent of the Swap  Counterparty,  or without the consent of the Holders of any of the  Certificates  but with the consent of the Swap Counterparty.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate  is  registerable  with the Grantor  Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the Grantor  Trustee for such  purposes,  duly  endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory  to, the Grantor  Trustee,  duly executed by the  Holder  hereof  or such  Holder's  attorney  duly  authorized  in  writing,  and  thereupon  one or  more  new
Certificates  in authorized  denominations  representing a like  aggregate  Fractional  Undivided  Interest will be issued to the  designated  transferee.  The  Certificates  are issuable  only as  registered  Certificates  without coupons in the Class and  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set  forth,  this  Certificate  is  exchangeable  for one or more  new  Certificates evidencing  the same Class and in the same  aggregate  Fractional  Undivided  Interest,  as requested by the Holder surrendering the same.

         No service charge will be made to the  Certificateholders  for any such registration of transfer,  but the
Grantor  Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection  therewith.  The  Depositor,  the  Grantor  Trustee and any agent of any of them may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all  purposes,  and none of  Depositor,  the
Grantor  Trustee or any such agent shall be  affected by notice to the  contrary.  The  obligations  created by the
Agreement and the Trust Fund created  thereby (other than the  obligations  to make payments to  Certificateholders with respect to the termination of the Agreement)  shall  terminate upon the termination of the Underlying  Pooling and  Servicing  Agreement  or upon the  making  of the final  payment  or other  liquidation  with  respect  to the
Underlying  Certificates.  In no event,  however,  will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this  Certificate  has been  counter-signed  by an authorized  signatory of the Grantor  Trustee by manual signature,  this Certificate  shall not be entitled to any benefit under the Agreement,  or be valid for any purpose.

         IN WITNESS WHEREOF, the Grantor Trustee has caused this Certificate to be duly executed.

Dated: June 29, 2007

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        Not in its individual capacity but solely as Grantor Trustee

                                        By: _____________________________________
                                            Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class [I-A-1B][I-A-2B] Certificates referred to in the within-mentioned Agreement.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Grantor Trustee

                                        By: _____________________________________
                                            Authorized Signatory

                                                    ASSIGNMENT

         FOR   VALUE   RECEIVED,    the   undersigned    hereby   sell(s),    assign(s)   and   transfer(s)    unto
____________________________________  (Please  print or  typewrite  name and address  including  postal zip code of assignee) a Fractional  Undivided  Interest  evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes  the transfer of  registration  of such  interest to assignee on the  Certificate  Register of the Trust
Fund.

         I (We) further direct the Grantor  Trustee to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:

         Dated:                             _________________________________________
                                            Signature by or on behalf of assignor

                                            _________________________________________
                                            Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in  immediately  available  funds  to
__________________________________  for the account of  _____________________________  account  number  __________, or, if mailed by check, to  _________________________________________.  Applicable  statements  should be mailed to
_________________________________________________________.      This      information      is      provided      by
_______________________________________, the assignee named above, or ____________________________, as its agent.

                                                    EXHIBIT B-1

                                    COPY OF UNDERLYING CLASS I-A-1B CERTIFICATE

                  SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  THE CURRENT  PRINCIPAL  AMOUNT OF THIS CERTIFICATE WILL BE INCREASED OR DECREASED AS SET FORTH IN
THE AGREEMENT.  ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE  CERTIFICATES,  THE CURRENT PRINCIPAL AMOUNT OF
THIS  CERTIFICATE  WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE  MAY
ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                  UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED
IS  REGISTERED  IN THE NAME OF WELLS FARGO BANK,  NATIONAL  ASSOCIATION,  AS GRANTOR  TRUSTEE OR SUCH OTHER NAME AS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY  TRUST COMPANY AND ANY PAYMENT IS MADE TO WELLS FARGO
BANK, NATIONAL  ASSOCIATION,  AS GRANTOR TRUSTEE,  ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
BY OR TO ANY PERSON IS WRONGFUL SINCE THE  REGISTERED  OWNER HEREOF,  WELLS FARGO BANK,  NATIONAL  ASSOCIATION,  AS
GRANTOR TRUSTEE, HAS AN INTEREST HEREIN.

Certificate No. 1                                               Variable Pass-Through Rate

Underlying Class I-A-1B
Super Senior

                                                                Aggregate Initial Current Principal Amount of this
Date of Pooling and Servicing Agreement and Cut-off Date:       Certificate as of the Cut-off Date:
June 1, 2007                                                    $50,000,000

                                                                Initial Current Principal Amount of this Certificate as of
First Distribution Date:                                        the Cut-off Date:
July 25, 2007                                                   $50,000,000

Servicer:                                                       CUSIP: 07400N BH2
EMC Mortgage Corporation

Assumed Final Distribution Date:
June 25, 2037

                                    BEAR STEARNS MORTGAGE FUNDING TRUST 2007-AR5
                                          MORTGAGE PASS-THROUGH CERTIFICATE
                                                   SERIES 2007-AR5

         evidencing a  fractional  undivided  interest in the  distributions  allocable to the  Underlying
         Class  I-A-1B  Certificates  with  respect  to a Trust  Fund  consisting  primarily  of a pool of adjustable  interest  rate  mortgage  loans  secured  by  first  liens  on  one-  to  four-family residential  properties (the "Mortgage Loans") and sold by Structured Asset Mortgage  Investments
         II Inc.

                  This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or an interest in Structured  Asset  Mortgage  Investments  II Inc.  ("SAMI II"), the Servicer or the
Trustee  referred  to below or any of their  affiliates  or any other  person.  Neither  this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  entity or by SAMI II, the Servicer or the
Trustee or any of their  affiliates or any other person.  None of SAMI II, the Servicer or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

                  This  certifies  that  Wells  Fargo  Bank,  National  Association,  as  Grantor  Trustee  is  the
registered owner of the Fractional  Undivided  Interest  evidenced hereby in the beneficial  ownership  interest of
Certificates  of the same Class as this  Certificate  in a trust (the "Trust  Fund")  primarily  consisting  of the
Mortgage  Loans sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. EMC will act as servicer of the Mortgage Loans (the  "Servicer,"  which term includes any successors  thereto under the
Agreement referred to below).  The Trust Fund was created pursuant to the Pooling and Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among SAMI II, as depositor (the "Seller"),  EMC and Wells
Fargo Bank, National Association,  as trustee (the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined  herein,  capitalized  terms used  herein  shall have the meaning  ascribed  to them in the  Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Interest on this  Certificate  will accrue  during the period from and  including  the  preceding
Distribution Date (as hereinafter  defined) (or in the case of the first  Distribution Date, from the Closing Date)
to and including the day prior to the current  Distribution  Date on the Current  Principal  Amount hereof at a per annum rate equal to the Pass-Through  Rate set forth in the Agreement.  The Trustee will distribute on the 25th day of each  month,  or, if such 25th day is not a Business  Day,  the  immediately  following  Business  Day (each,  a
"Distribution  Date"),  commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate  is registered at the close of business on the last  Business Day of the calendar  month  preceding the month in which such Distribution Date occurs, an amount equal to the product of the Fractional  Undivided  Interest evidenced by this  Certificate  and the amount (of interest,  if any) required to be  distributed to the Holders of
Certificates of the same Class as this  Certificate.  The Assumed Final  Distribution Date is the Distribution Date
in the month  following  the latest  scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

                  Distributions  on this  Certificate will be made by the Trustee by check mailed to the address of the Person entitled  thereto as such name and address shall appear on the  Certificate  Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement,  by wire  transfer.  Notwithstanding the  above,  the final  distribution  on this  Certificate  will be made  after due  notice by the  Trustee  of the pendency of such  distribution  and only upon  presentation  and  surrender  of this  Certificate  at the office or agency  appointed by the Trustee for that purpose and  designated  in such notice.  The initial  Current  Principal
Amount of this  Certificate is set forth above. The Current  Principal  Amount hereof will be reduced  increased as set forth in the Agreement.

                  This  Certificate is one of a duly authorized  issue of  Certificates  designated as set forth on the face  hereof  (the  "Certificates").  The  Certificates,  in the  aggregate,  evidence  the  entire  beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for  payment  hereunder  and that the  Trustee is not  liable to the  Certificateholders  for any amount payable under this Certificate or the Agreement or, except as expressly  provided in the Agreement,  subject to any liability under the Agreement.

                  This  Certificate  does not purport to  summarize  the  Agreement  and  reference  is made to the
Agreement for the interests,  rights and limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits,  with certain  exceptions therein provided:  (i) the amendment thereof and the  modification of the rights and  obligations of the Seller,  the Servicer and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the Seller,  the Servicer and the Trustee,  and (ii)
the amendment  thereof by the Servicer and the Trustee with the consent of the Holders of Certificates,  evidencing
Fractional  Undivided  Interests  aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of
Certificates of affected Classes evidencing such percentage of the Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future
Holders of this  Certificate  and of any  Certificate  issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this  Certificate.  The Agreement  also permits the amendment  thereof in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate  will be registered with the Trustee upon surrender of this  Certificate  for  registration of transfer at the offices or agencies  maintained by the Trustee for such purposes,  duly endorsed by, or accompanied by a written  instrument  of transfer in form  satisfactory  to the Trustee duly  executed by the Holder  hereof or such Holder's  attorney  duly  authorized in writing,  and  thereupon  one or more new  Certificates  in authorized denominations  representing  a like  aggregate  Fractional  Undivided  Interest  will be issued  to the  designated transferee.

                  The  Certificates  are issuable only as registered  Certificates  without  coupons in the Classes and  denominations  specified in the  Agreement.  As provided in the Agreement  and subject to certain  limitations therein set forth,  this  Certificate is exchangeable  for one or more new  Certificates  evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the  Certificateholders  for any such registration of transfer, but the Trustee may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection  therewith.  The Seller, the Servicer,  the Trustee and any agent of any of them may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all  purposes,  and none of the Seller,  the
Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The  obligations  created by the  Agreement  and the Trust Fund created  thereby  (other than the obligations  to make  payments to  Certificateholders  with  respect to the  termination  of the  Agreement)  shall terminate  upon the earlier of (i) the later of (A) the  maturity or other  liquidation  (or Advance  with  respect thereto) of the last  Mortgage  Loan  remaining in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the
Agreement,  or (ii) the optional  repurchase  by the party named in the  Agreement  of all the  Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the  Agreement.  Such optional  repurchase  may be made  only if (i) the  Stated  Principal  Balance  of the  Mortgage  Loans in a Loan  Group at the time of any such repurchase is less than 10% of the Cut-off Date Balance of such Mortgage  Loans or (ii) the  Depositor,  based upon an Opinion of Counsel  addressed  to the  Depositor  and the Trustee has  determined  that the REMIC  status of any
REMIC under the Agreement  has been lost or that a substantial  risk exists that such REMIC status will be lost for the  then-current  taxable year. The exercise of such right will effect the early  retirement of the  Certificates.
In no event,  however,  will the Trust Fund created by the  Agreement  continue  beyond the  expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this  Certificate  has been  countersigned  by an  authorized  signatory of the Trustee by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: June 29, 2007                                          WELLS FARGO BANK, NATIONAL ASSOCIATION
                                                              Not in its individual capacity but solely as Trustee

                                                              By:_________________________________________________
                                                                                Authorized Signatory

                                            CERTIFICATE OF AUTHENTICATION

                  This is one of the  Underlying  Class  I-A-1B  Certificates  referred to in the  within-mentioned
Agreement.

                                                              WELLS FARGO BANK, NATIONAL ASSOCIATION
                                                              Authorized  signatory  of Wells Fargo Bank,  National
                                                              Association,  not  in  its  individual  capacity  but
                                                              solely as Trustee

                                                              By:__________________________________________________
                                                                                Authorized Signatory

                                                     ASSIGNMENT

                  FOR  VALUE  RECEIVED,   the  undersigned   hereby   sell(s),   assign(s)  and  transfer(s)   unto
__________________________________  (Please  print or  typewrite  name and  address  including  postal  zip code of assignee) a Fractional  Undivided  Interest  evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes  the transfer of  registration  of such  interest to assignee on the  Certificate  Register of the Trust
Fund.

                  I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                                              _____________________________________________________
                                                              Signature by or on behalf of assignor

                                                              _____________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in immediately  available  funds to
_________________________________  for the account of _________________________  account number _____________,  or,
if   mailed   by   check,   to   ______________________________.   Applicable   statements   should  be  mailed  to
_____________________________________________.

                  This information is provided by    __________________,    the   assignee    named    above,    or
________________________, as its agent.

                                                    EXHIBIT B-2

                                    COPY OF UNDERLYING CLASS I-A-2B CERTIFICATE

                  SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  THE CURRENT  PRINCIPAL  AMOUNT OF THIS CERTIFICATE WILL BE INCREASED OR DECREASED AS SET FORTH IN
THE AGREEMENT.  ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE  CERTIFICATES,  THE CURRENT PRINCIPAL AMOUNT OF
THIS  CERTIFICATE  WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE  MAY
ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                  UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED
IS REGISTERED IN THE NAME OF WELLS FARGO BANK,  NATIONAL  ASSOCIATION,  AS GRANTOR  TRUSTEE,  OR SUCH OTHER NAME AS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY  TRUST COMPANY AND ANY PAYMENT IS MADE TO WELLS FARGO
BANK, NATIONAL  ASSOCIATION,  AS GRANTOR TRUSTEE,  ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
BY OR TO ANY PERSON IS WRONGFUL SINCE THE  REGISTERED  OWNER HEREOF,  WELLS FARGO BANK,  NATIONAL  ASSOCIATION,  AS
GRANTOR TRUSTEE, HAS AN INTEREST HEREIN.

Certificate No. 1                                               Variable Pass-Through Rate

Underlying Class I-A-2B
Level 1 Senior Support

                                                                Aggregate Initial Current Principal Amount of this
Date of Pooling and Servicing Agreement and Cut-off Date:       Certificate as of the Cut-off Date:
June 1, 2007                                                    $50,000,000

                                                                Initial Current Principal Amount of this Certificate as of
First Distribution Date:                                        the Cut-off Date:
July 25, 2007                                                   $50,000,000

Servicer:                                                       CUSIP: 07400N BJ8
EMC Mortgage Corporation

Assumed Final Distribution Date:
June 25, 2037

                                    BEAR STEARNS MORTGAGE FUNDING TRUST 2007-AR5
                                          MORTGAGE PASS-THROUGH CERTIFICATE
                                                   SERIES 2007-AR5

         evidencing a  fractional  undivided  interest in the  distributions  allocable to the  Underlying
         Class  I-A-2B  Certificates  with  respect  to a Trust  Fund  consisting  primarily  of a pool of adjustable  interest  rate  mortgage  loans  secured  by  first  liens  on  one-  to  four-family residential  properties (the "Mortgage Loans") and sold by Structured Asset Mortgage  Investments
         II Inc.

                  This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or an interest in Structured  Asset  Mortgage  Investments  II Inc.  ("SAMI II"), the Servicer or the
Trustee  referred  to below or any of their  affiliates  or any other  person.  Neither  this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  entity or by SAMI II, the Servicer or the
Trustee or any of their  affiliates or any other person.  None of SAMI II, the Servicer or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

                  This  certifies  that  Wells  Fargo  Bank,  National  Association,  as  Grantor  Trustee  is  the
registered owner of the Fractional  Undivided  Interest  evidenced hereby in the beneficial  ownership  interest of
Certificates  of the same Class as this  Certificate  in a trust (the "Trust  Fund")  primarily  consisting  of the
Mortgage  Loans sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. EMC will act as servicer of the Mortgage Loans (the  "Servicer,"  which term includes any successors  thereto under the
Agreement referred to below).  The Trust Fund was created pursuant to the Pooling and Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among SAMI II, as depositor (the "Seller"),  EMC and Wells
Fargo Bank, National Association,  as trustee (the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined  herein,  capitalized  terms used  herein  shall have the meaning  ascribed  to them in the  Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Interest on this  Certificate  will accrue  during the period from and  including  the  preceding
Distribution Date (as hereinafter  defined) (or in the case of the first  Distribution Date, from the Closing Date)
to and including the day prior to the current  Distribution  Date on the Current  Principal  Amount hereof at a per annum rate equal to the Pass-Through  Rate set forth in the Agreement.  The Trustee will distribute on the 25th day of each  month,  or, if such 25th day is not a Business  Day,  the  immediately  following  Business  Day (each,  a
"Distribution  Date"),  commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate  is registered at the close of business on the last  Business Day of the calendar  month  preceding the month in which such Distribution Date occurs, an amount equal to the product of the Fractional  Undivided  Interest evidenced by this  Certificate  and the amount (of interest,  if any) required to be  distributed to the Holders of
Certificates of the same Class as this  Certificate.  The Assumed Final  Distribution Date is the Distribution Date
in the month  following  the latest  scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

                  Distributions  on this  Certificate will be made by the Trustee by check mailed to the address of the Person entitled  thereto as such name and address shall appear on the  Certificate  Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement,  by wire  transfer.  Notwithstanding the  above,  the final  distribution  on this  Certificate  will be made  after due  notice by the  Trustee  of the pendency of such  distribution  and only upon  presentation  and  surrender  of this  Certificate  at the office or agency  appointed by the Trustee for that purpose and  designated  in such notice.  The initial  Current  Principal
Amount of this  Certificate is set forth above.  The Current  Principal  Amount hereof will be reduced or increased as set forth in the Agreement.

                  This  Certificate is one of a duly authorized  issue of  Certificates  designated as set forth on the face  hereof  (the  "Certificates").  The  Certificates,  in the  aggregate,  evidence  the  entire  beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for  payment  hereunder  and that the  Trustee is not  liable to the  Certificateholders  for any amount payable under this Certificate or the Agreement or, except as expressly  provided in the Agreement,  subject to any liability under the Agreement.

                  This  Certificate  does not purport to  summarize  the  Agreement  and  reference  is made to the
Agreement for the interests,  rights and limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits,  with certain  exceptions therein provided:  (i) the amendment thereof and the  modification of the rights and  obligations of the Seller,  the Servicer and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the Seller,  the Servicer and the Trustee,  and (ii)
the amendment  thereof by the Servicer and the Trustee with the consent of the Holders of Certificates,  evidencing
Fractional  Undivided  Interests  aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of
Certificates of affected Classes evidencing such percentage of the Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future
Holders of this  Certificate  and of any  Certificate  issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this  Certificate.  The Agreement  also permits the amendment  thereof in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate  will be registered with the Trustee upon surrender of this  Certificate  for  registration of transfer at the offices or agencies  maintained by the Trustee for such purposes,  duly endorsed by, or accompanied by a written  instrument  of transfer in form  satisfactory  to the Trustee duly  executed by the Holder  hereof or such Holder's  attorney  duly  authorized in writing,  and  thereupon  one or more new  Certificates  in authorized denominations  representing  a like  aggregate  Fractional  Undivided  Interest  will be issued  to the  designated transferee.

                  The  Certificates  are issuable only as registered  Certificates  without  coupons in the Classes and  denominations  specified in the  Agreement.  As provided in the Agreement  and subject to certain  limitations therein set forth,  this  Certificate is exchangeable  for one or more new  Certificates  evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the  Certificateholders  for any such registration of transfer, but the Trustee may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection  therewith.  The Seller, the Servicer,  the Trustee and any agent of any of them may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all  purposes,  and none of the Seller,  the
Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The  obligations  created by the  Agreement  and the Trust Fund created  thereby  (other than the obligations  to make  payments to  Certificateholders  with  respect to the  termination  of the  Agreement)  shall terminate  upon the earlier of (i) the later of (A) the  maturity or other  liquidation  (or Advance  with  respect thereto) of the last  Mortgage  Loan  remaining in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the
Agreement,  or (ii) the optional  repurchase  by the party named in the  Agreement  of all the  Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the  Agreement.  Such optional  repurchase  may be made  only if (i) the  Stated  Principal  Balance  of the  Mortgage  Loans in a Loan  Group at the time of any such repurchase is less than 10% of the Cut-off Date Balance of such Mortgage  Loans or (ii) the  Depositor,  based upon an Opinion of Counsel  addressed  to the  Depositor  and the Trustee has  determined  that the REMIC  status of any
REMIC under the Agreement  has been lost or that a substantial  risk exists that such REMIC status will be lost for the  then-current  taxable year. The exercise of such right will effect the early  retirement of the  Certificates.
In no event,  however,  will the Trust Fund created by the  Agreement  continue  beyond the  expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this  Certificate  has been  countersigned  by an  authorized  signatory of the Trustee by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: June 29, 2007                                          WELLS FARGO BANK, NATIONAL ASSOCIATION
                                                              Not in its individual capacity but solely as Trustee

                                                              By:_________________________________________________
                                                                                Authorized Signatory

                                            CERTIFICATE OF AUTHENTICATION

                  This is one of the  Underlying  Class  I-A-2B  Certificates  referred to in the  within-mentioned
Agreement.

                                                              WELLS FARGO BANK, NATIONAL ASSOCIATION
                                                              Authorized  signatory  of Wells Fargo Bank,  National
                                                              Association,  not  in  its  individual  capacity  but
                                                              solely as Trustee

                                                              By:__________________________________________________
                                                                                Authorized Signatory

                                                     ASSIGNMENT

                  FOR  VALUE  RECEIVED,   the  undersigned   hereby   sell(s),   assign(s)  and  transfer(s)   unto
__________________________________  (Please  print or  typewrite  name and  address  including  postal  zip code of assignee) a Fractional  Undivided  Interest  evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes  the transfer of  registration  of such  interest to assignee on the  Certificate  Register of the Trust
Fund.

                  I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                                              _____________________________________________________
                                                              Signature by or on behalf of assignor

                                                              _____________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in immediately  available  funds to
_________________________________  for the account of _________________________  account number _____________,  or,
if   mailed   by   check,   to   ______________________________.   Applicable   statements   should  be  mailed  to
_____________________________________________.

                  This information is provided by    __________________,    the   assignee    named    above,    or
________________________, as its agent.

                                                     EXHIBIT C

                                              FORM OF SWAP AGREEMENT

                                                                                    BEAR STEARNS CAPITAL MARKETS INC.
                                                                                                   383 MADISON AVENUE
                                                                                             NEW YORK, NEW YORK 10179
                                                                                                     TEL 212-272-2000

DATE:                               June 29, 2007

TO:                                 Bear Stearns Mortgage Funding Grantor Trust 2007-AR5

COPY TO:                            Wells Fargo Bank, National Association
ATTENTION:                          Client Manager, BSMF 07-AR5
TELEPHONE:                          410-884-2000
FACSIMILE:                          410-715-2380

FROM:                               Derivatives Documentation
TELEPHONE:                          212-272-2711
FACSIMILE:                          212-272-9857

SUBJECT:                            Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):       [________________]

The purpose of this letter  agreement is to confirm the terms and conditions of the  Transaction  entered into on the
Trade Date specified below (the  "Transaction")  between Bear Stearns Capital Markets Inc. ("Bear  Stearns") and Bear
Stearns Mortgage  Funding Grantor Trust 2007-AR5  ("Counterparty").  This letter  agreement  constitutes the sole and complete  "Confirmation,"  as  referred  to in the  "Master  Agreement"  (as  defined  below),  with  respect  to the
Transaction.

1.       This  Confirmation  is  subject  to and  incorporates  the 2000 ISDA  Definitions  (the  "Definitions"),  as
published by the International  Swaps and Derivatives  Association,  Inc.  ("ISDA").  The parties agree to negotiate, execute and deliver an  agreement  in the form of the 1992 ISDA Master  Agreement  (Multicurrency—Cross  Border) (the
"Form Master  Agreement"),  together  with the schedule  thereto and any other  related  documents,  each in form and substance as the parties shall in good faith agree  (collectively,  the "Executed  Master  Agreement").  In addition, the parties  agree that until  execution  and delivery of the Executed  Master  Agreement,  a Form Master  Agreement,
shall be deemed to have been  executed and delivered by the parties on the Trade Date of the first  transaction  that by its terms is intended to be governed by a Master  Agreement.  All  provisions  contained  in, or  incorporated  by reference to, the Form Master  Agreement or the Executed  Master  Agreement (as applicable,  the "Master  Agreement")
shall  govern  the  Transaction   referenced  in  this  Confirmation,   except  as  expressly  modified  below.  This
Confirmation,  together with all of the other documents  confirming any and all Transactions  entered into between us
(regardless  of which  branch,  if any,  either of us has acted  through)  that by their  terms  are  intended  to be governed by a Master  Agreement,  shall  supplement,  form a part of and be subject to the Master  Agreement.  In the event of any  inconsistency  between the provisions of this  Confirmation  and the  Definitions or Master  Agreement,
this Confirmation shall prevail for the purpose of this

Transaction.  Terms  capitalized but not defined herein shall have the meaning  ascribed to them in the Grantor Trust
Agreement,  dated as of June 29, 2007 (the "Grantor Trust Agreement")  among Structured Asset Mortgage  Investment II
Inc., as depositor (the "Depositor"),  and Wells Fargo Bank, National Association,  as grantor trustee (the "Grantor
Trustee").

2.     The terms of the particular Transaction to which this Confirmation relates are as follows:

       Trade Date:                          June 27, 2007

       Effective Date:                      June 29, 2007

       Notional Amount:                     For   any   Calculation  Period,  the  Current  Principal  Amount  of the
                                            Grantor Trust Certificates (defined below) as of the close of business on the 25th day of the month in which such Calculation Period begins (or, if remittances on such Grantor Trust  Certificates are not made on such day, as of the close of business on the next day on which such remittances are made).

       Termination Date:                    The  earlier  to occur of (a) the  Distribution  Date (as  defined in the
                                            Underlying Pooling and Servicing  Agreement)  following the date on which the aggregate  outstanding  principal balance of the Underlying Reference
                                            Certificates is reduced to zero and the Deferred  Interest  Carry-Forward
                                            Balance  is zero  or (b)  July  25,  2037,  subject,  in  each  case,  to adjustment in accordance with the Business Day Convention.

       Grantor Trust Certificates:          The  Class  [___]  Certificates  issued  pursuant  to the  Grantor  Trust
                                            Agreement.

       Underlying Reference
       Certificates:                        The  Class  [___]  Certificates   issued  pursuant  to  the  Underlying
                                            Pooling and Servicing Agreement.

       Bear Stearns
       Payment Amounts:

              Bear Stearns
              Payment Dates:                The  25th   calendar  day  of  each  month  during  the  Term  of  this
                                            Transaction,  commencing  July 25,  2007 and ending on the  Termination
                                            Date,  subject  to  adjustment  in  accordance  with the  Business  Day
                                            Convention

              Bear Stearns
              Payment Amounts:              On  each  Bear  Stearns   Payment  Date,  Bear  Stearns  shall  pay  to
                                            Counterparty  an amount  equal to any Net Deferred  Interest  allocated
                                            to  the  Current   Principal   Amount  of  the   Underlying   Reference
                                            Certificates   in  accordance  with  the  definition  of  Net  Deferred
                                            Interest  in  the   Underlying   and   Servicing   Agreement   for  the
                                            Distribution  Date (as defined in the Underlying  Pooling and Servicing
                                            Agreement) occurring on such Bear Stearns Payment Date.

       Counterparty Payments:

              Counterparty
              Payment Dates:                Each Bear Stearns Payment Date.

              Counterparty
              Payment Amounts #1:           On  the  initial   Counterparty   Payment   Date,   zero   and for  each
                                            Counterparty Payment  Date  thereafter,  Counterparty  shall pay to Bear
                                            Stearns an amount equal to the lesser of:

                                                 (a) the  Deferred  Interest  Carry-Forward  Balance for the previous
                                                 Counterparty Payment Date, and

                                                 (b) the amount  distributed on the Distribution  Date (as defined in the Underlying  Pooling and Servicing  Agreement)  occurring on such
                                                 Counterparty Payment Date to the Underlying  Reference  Certificates
                                                 in respect of (i) principal reducing the Current Principal Amount of the Underlying Reference  Certificates and (ii) Unpaid Realized Loss
                                                 Amounts.

              Deferred Interest
              Carry-Forward Balance:        For each  Counterparty  Payment  Date,  an amount equal to the  sum  of:

                                                 (a)  the  Deferred  Interest   Carry-Forward  Balance  as  of  the
                                                 preceding   Counterparty  Payment  Date  (which  for  the  initial
                                                 Counterparty  Payment  Date shall be deemed to be zero),  plus (b)
                                                 any  Bear  Stearns   Payment  Amounts  paid  by  Bear  Stearns  to
                                                 Counterparty  on  such  Counterparty  Payment  Date  less  (c) any
                                                 Counterparty  Payment  Amounts  #1  paid to  Bear  Stearns  by the
                                                 Counterparty on such Counterparty Payment Date.

              Counterparty
              Payment Amounts #2:                On each  Counterparty  Payment  Date,  Counterparty  shall  pay to
                                                 Bear   Stearns  an  amount  equal  to  interest  on  the  Deferred
                                                 Interest  Carry-Forward  Balance as of the preceding  Payment Date accrued from and  including,  the Period End Date  preceding  such
                                                 Payment  Date to,  but  excluding,  the  Period  End Date for such
                                                 Counterparty  Payment  Date at a rate  equal  to the  Pass-Through
                                                 Rate  (as  defined  in  the   Underlying   Pooling  and  Servicing
                                                 Agreement) for the Underlying Reference Certificates.

              Additional Payment:                On June 29, 2007,  subject to adjustment  in  accordance  with the
                                                 Business Day  Convention,  Counterparty  shall pay to Bear Stearns the amount of USD 10,000.00.

       Business Day Convention:             Following

       Business Days:                       Any day other than (i) a  Saturday or a Sunday,  or (ii) a day on which
                                            (a) the New York Stock  Exchange  or  Federal  Reserve is closed or (b)
                                            banking  institutions  in New York City or in any of the  jurisdictions in  which  the  Trustee  or  the  Servicer  (each  as  defined  in  the
                                            Underlying  Pooling and Servicing  Agreement) is located are authorized or obligated by law or executive order to be closed.

         Calculation Agent:                 Bear Stearns

3.     Additional Provisions:                    (a) Each party hereto is hereby advised  and  acknowledges  that the
                                                 other  party  has  engaged  in  (or  refrained   from  engaging  in)
                                                 substantial financial  transactions and has taken (or refrained from taking)  other  material  actions in reliance  upon the entry by the parties  into the  Transaction  being  entered into on the terms and conditions set forth herein and in the Confirmation relating to such
                                                 Transaction,  as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

                                                 (b) On the  second  Business  Day prior to each  Payment  Date,  the
                                                 Paying  Agent  shall  provide  Bear  Stearns  with  the  amount  and
                                                 supporting   calculations  of  any  Bear  Stearns  Payment  Amounts,
                                                 Counterparty  Payment Amounts #1, and  Counterparty  Payment Amounts
                                                 #2, if any, to be paid on such Payment  Date.  For the  avoidance of doubt,  Bear Stearns shall not be obligated to make any payment on a
                                                 Payment  Date  until it has  received  from  the  Paying  Agent  the information set forth in the preceding sentence.

                                                 (c)  Notwithstanding  anything  in Section  2(c) of the Form  Master
                                                 Agreement to the  contrary,  if on any date an amount would be owned by Bear Stearns to  Counterparty  after  application  of the netting provisions of Section 2(c) of the Form Master Agreement with respect to such date,  subject to Section 3(b) above,  Bear  Stearns  hereby agrees to remit such payment to Counterparty  one Business Day prior to such date

4.       Provisions Deemed Incorporated in a Schedule to the Form Master Agreement:

1)   The  parties  agree  that  subparagraph  (ii) of Section  2(c) of the Form  Master  Agreement  will apply to any
     Transaction.

2)  Termination Provisions. For purposes of the Form Master Agreement:

(a)      "Specified Entity" is not applicable to Bear Stearns or Counterparty for any purpose.

(b)      "Specified  Transaction"  is  not  applicable  to  Bear  Stearns  or  Counterparty  for  any  purpose,  and, accordingly, Section 5(a)(v) will not apply to Bear Stearns and will not apply to Counterparty.

(c)      Section  5(a)(i) of the Form Master  Agreement is hereby  amended by deleting  the word "third"  therein and replacing it with the word "second."

(d)      "Breach of  Agreement"  provision of Section  5(a)(ii)  will not apply to Bear Stearns and will not apply to
Counterparty.

(e)      "Credit Support  Default"  provisions of Section  5(a)(iii) will apply to Bear Stearns and will not apply to
Counterparty.

(f)      "Misrepresentation"  provisions  of Section  5(a)(iv)  will not apply to Bear  Stearns and will not apply to
Counterparty.

(g)      The "Merger  Without  Assumption"  provision of Section  5(a)(viii)  will apply to Bear Stearns and will not apply to Counterparty.

(h) The  "Cross  Default"  provision  of  Section  5(a)(vi)  will not  apply to Bear  Stearns  and will not  apply to
Counterparty.

(i)      The "Credit Event Upon Merger"  provisions  of Section  5(b)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

(j)      The  "Bankruptcy"  provision  of  Section  5(a)(vii)(2)  will  apply to Bear  Stearns  and will not apply to
Counterparty.

(k)      The  "Automatic  Early  Termination"  provision  of  Section  6(a)  will  not  apply to Bear  Stearns  or to
Counterparty.

(l)      Payments on Early Termination.  For the purpose of Section 6(e) of the Form Master Agreement:

         (i)      Market Quotation will apply.

         (ii)     The Second Method will apply.

(m)      "Termination Currency" means United States Dollars.

(n)      Additional Termination Events.

         (i)      The following shall constitute an Additional  Termination  Event, upon which Counterparty will have the right to designate an Additional  Termination  Event,  Bear Stearns will be the sole Affected  Party and all  Transactions  hereunder will be Affected  Transactions.  For avoidance of doubt, the above remedy shall be the sole remedy available to Counterparty upon the occurrence of such Additional Termination Event.

              (a) After  failing to satisfy  the First  Trigger  Required  Ratings,  the  failure by Bear  Stearns to comply with Section 18(a) below; and

              (b) After  failing to satisfy the Second  Trigger  Required  Ratings,  the failure by Bear  Stearns to, within 30 days from such  failure,  at its own expense,  (i)  transfer  its rights and  obligations under the Form  Master  Agreement  to a  replacement  party that has (or whose  guarantor  has) the
                  First Trigger Required  Ratings,  (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns'  obligations  under the Form Master Agreement with a form of guaranty  satisfying the Rating  Agency  Condition;  provided that if such form of guaranty is identical to the Guaranty
                  (other  than  the  name of the  guarantor,  the  effective  date  and the  date of such  guaranty), satisfaction  of the Rating Agency  Condition  shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust  Certificates  or (iii)
                  take such other steps that satisfies the Rating Agency Condition.

         (ii)     The  failure by  Counterparty  to comply  with  Section 16 below  shall  constitute  an  Additional
         Termination Event hereunder,  upon which  Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

3) Tax  Representations.  Bear Stearns  represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware,  and  Counterparty  represents  that it is a statutory  trust duly  organized  and validly existing under the laws of the State of Delaware.

4) Reserved

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)   Tax forms, documents, or certificates to be delivered are:

Party required to deliver        Form/Document/                  Date by which to
document                         Certificate                     be delivered

Bear Stearns and                 Any   document   required   or  Promptly  after the earlier of (i)  reasonable
the Counterparty                 reasonably  requested to allow  demand by either party or (ii)  learning  that
                                 the   other   party   to  make  such form or document is required
                                 payments    under   the   Form
                                 Master  Agreement  without any
                                 deduction or  withholding  for
                                 or on the  account  of any Tax
                                 or  with  such   deduction  or
                                 withholding at a reduced rate

(2)   Other documents to be delivered are:

Party required to     Form/Document/               Date by which to           Covered by Section 3(d)
deliver document      Certificate                  be delivered               Representation

Bear Stearns and      Any documents required by    Upon the execution and     Yes
the Counterparty      the receiving party to       delivery of the Form
                      evidence the authority of    Master Agreement and
                      the delivering party or      such Confirmation
                      its Credit Support
                      Provider, if any, for it
                      to execute and deliver the
                      Form Master Agreement, any
                      Confirmation , and any
                      Credit Support Documents
                      to which it is a party,
                      and to evidence the
                      authority of the
                      delivering party or its
                      Credit Support Provider to
                      perform its obligations
                      under the Form Master
                      Agreement, such
                      Confirmation and/or Credit
                      Support Document, as the
                      case may be

Bear Stearns and      A certificate of an          Upon the execution and     Yes
the Counterparty      authorized officer of the    delivery of the Form
                      party, as to the incumbency  Master Agreement and
                      and authority of the         such Confirmation
                      respective officers of the
                      party signing the Form
                      Master Agreement, any
                      relevant Credit Support
                      Document, or any
                      Confirmation, as the case
                      may be
Bear Stearns          A copy of its most recent    Promptly after the
                      audited consolidated         request of by other Party
                      financial statements

6)  Miscellaneous.

(a)      Address for Notices:  For the purposes of Section 12(a) of the Form Master Agreement:

         Contact details for notices or communications to Bear Stearns:

                  Tel: 212-272-9326
                  Fax: 212-272-0543
                  Attention: Credit Derivatives Department

                  (For all purposes)

         Contact details for notices or communications to the Counterparty:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis Rd.
                  Columbia, Maryland 21045
                  Attention: Client Manager, BSMF 2007-AR5
                  Facsimile: 410-715-2380
                  Phone: 410-884-2000

                  (For all purposes)

(b)      Process Agent.  For the purpose of Section 13(c):

                           Bear Stearns appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c)      Offices.  The provisions of Section 10(a) will not apply to the Form Master Agreement;  neither Bear Stearns nor the  Counterparty  have any  Offices  other than as set forth in the Notices  Section  and Bear  Stearns agrees  that,  for purposes of Section  6(b) of the Form Master  Agreement,  it shall not in future have any
         Office other than one in the United States.

(d)      Multibranch Party.  For the purpose of Section 10(c) of the Form Master Agreement:

         Bear Stearns is not a Multibranch Party.

         The Counterparty is not a Multibranch Party.

(e)      Calculation Agent.  The Calculation Agent is Bear Stearns.

(f)      Credit Support Document.

         Bear Stearns:  Guaranty (the "Guaranty") of The Bear Stearns Companies Inc.

                  The Counterparty:  Not Applicable

(g)      Credit Support Provider.

         Bear Stearns:     The Bear Stearns Companies Inc.

         The Counterparty: Not Applicable

(h)      Governing Law.    The parties to the Form  Master  Agreement  hereby  agree that the law of the State of New
York shall govern their rights and duties in whole without  regard to conflict of law  provisions  thereof other than
New York General Obligations Law Sections 5-1401 and 5-1402

(i)      Severability.     If any term,  provision,  covenant,  or  condition  of the Form Master  Agreement,  or the application  thereof  to any party or  circumstance,  shall be held to be invalid  or  unenforceable  (in whole or in part) for any reason,  the remaining  terms,  provisions,  covenants,  and  conditions  hereof shall continue in full force and  effect as if the Form  Master  Agreement  had been  executed  with the  invalid or  unenforceable  portion eliminated,  so long as the Form Master Agreement as so modified  continues to express,  without material change, the original  intentions  of the parties as to the subject  matter of the Form Master  Agreement and the deletion of such portion of the Form Master  Agreement will not  substantially  impair the respective  benefits or expectations of the parties.

The parties  shall  endeavor to engage in good faith  negotiations  to replace  any  invalid or  unenforceable  term, provision,  covenant or condition with a valid or enforceable term,  provision,  covenant or condition,  the economic effect of which  comes as close as  possible to that of the invalid or  unenforceable  term,  provision,  covenant or condition.

(j)      Consent to Recording.          Each party hereto  consents to the  monitoring or recording,  at any time and from time to time,  by the other party of any and all  communications  between  officers or employees of the parties, waives any further  notice of such  monitoring or recording,  and agrees to notify its officers and employees of such monitoring or recording.

(k)      Waiver of Jury Trial.        Each  party  waives  any right it may have to a trial by jury in respect of any
Proceedings relating to the Form Master Agreement or any Credit Support Document.

7)       Affiliate.        Notwithstanding  the  definition of Affiliate in Section 14 of the Form Master  Agreement,
for purposes hereof each party will be deemed not to have any Affiliates.

8)       Relationship Between Parties.      Section 3 of the Form  Master  Agreement  is hereby  amended by adding at the end thereof the following subsection (g):

         "(g)     Relationship Between Parties.

                                    Each party  represents  to the other  party on each date when it enters  into a
         Transaction that:

                  (1)  Nonreliance.  It is not  relying  on any  statement  or  representation  of  the  other  party regarding the  Transaction  (whether  written or oral),  other than the  representations  expressly  made in the Form
Master Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                           (i) It has the  capacity  to  evaluate  (internally  or through  independent  professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                           (ii) It understands the terms,  conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose.  It is entering into the  Transaction  for the purposes of managing its  borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4)  Principal.  The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction."

         9) Proceedings.    Bear Stearns shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period)  following payment in full of the Grantor Trust Certificates and the Underlying Reference Certificates.

10)  Set-off.  Notwithstanding  any  provision  of  the  Form  Master  Agreement  or any  other  existing  or  future agreement,  each  party  irrevocably  waives  any and all  rights it may have to set off,  net,  recoup or  otherwise withhold or suspend or condition  payment or performance of any obligation  between it and the other party  hereunder against any  obligation  between it and the other party under any other  agreements. The  provisions  for Set-off set forth in Section 6(e) of the Form Master Agreement shall not apply for purposes of this Transaction.

11)  Transfer,  Amendment  and  Assignment.  No  transfer,   amendment,  waiver,  supplement,   assignment  or  other
modification  of this  Transaction  shall be permitted by either  party unless each Rating  Agency has been  provided prior notice of the same and confirms in writing  (including by facsimile  transmission)  that it will not downgrade, qualify,  withdraw or otherwise modify its then-current  rating of the Grantor Trust Certificates as a result of such transfer,  amendment, waiver, supplement,  assignment or other modification;  provided that upon notice to the Rating
Agencies,  Bear  Stearns  may  transfer  the  Transaction(s)  pursuant to the Form  Master  Agreement  and all of its interests  in such  Transaction(s)  and all of its  Obligations  in or under the Form Master  Agreement to its Credit
Support  Provider or any  affiliates  thereof,  and if such  transfer is to an entity  other than its Credit  Support
Provider,  Bear Stearns will furnish to Counterparty a Guaranty of such Credit Support  Provider which guarantees all of such  transferee's  Obligations  in the form of the  Guaranty  of the  Credit  Support  Provider  of Bear  Stearns
delivered in connection with the Form Master  Agreement  (other than the name of the guaranteed  party, the effective
date and the date of such  guaranty).   Upon such  transfer,  Bear  Stearns will be fully  released  from any and all
Obligations and liabilities related to the interests assigned.

12) Limited  Recourse;  Non-petition.  The  liability of the  Counterparty  in relation to the Form Master  Agreement and any  Confirmation  hereunder is limited in recourse to assets in the Trust Fund (as defined in the Grantor  Trust
Agreement) and payments of interest  proceeds and principal  proceeds thereon applied in accordance with the terms of the Grantor  Trust  Agreement.  Upon  application  of all of the assets in the Trust Fund (and  proceeds  thereon) in accordance  with the Grantor  Trust  Agreement,  Bear Stearns shall not be entitled to take any further steps against the  Counterparty  to recover any sums due but still unpaid  hereunder or thereunder,  all claims in respect of which shall be extinguished.

13)  Non-Reliance.  Each party represents to the other party that (a) it has not received and is not relying upon any legal,  tax,  regulatory,  accounting or other advice  (whether  written or oral) of the other party  regarding  this
Transaction,  other than  representations  expressly  made by that other party in this  Confirmation  and in the Form
Master Agreement and (b) in respect of this Transaction,  (i) it has the capacity to evaluate  (internally or through independent  professional  advice) this  Transaction and has made its own decision to enter into this Transaction and
(ii) it understands the terms,  conditions and risks of this  Transaction and is willing to assume  (financially  and otherwise)  those risks.  Counterparty  acknowledges  that Bear Stearns has advised  Counterparty  to consult its own tax,  accounting and legal advisors in connection with this Transaction  evidenced by this  Confirmation and that the
Counterparty has done so.

14) Eligible Contract  Participant.  Each party represents that it constitutes an "eligible contract  participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

15)  Limitation  of  Liability.  It is  expressly  understood  and agreed by the parties  hereto that (a) this letter agreement is executed and delivered by the  Counterparty,  not  individually  or personally but solely as the Grantor
Trustee  for  the  Trust,  in the  exercise  of the  powers  and  authority  conferred  and  vested  in it,  (b)  the representation,  undertakings  and agreements  herein made on part of the Trust are made and intended not as personal representations,  undertakings  and  agreements  by the  Counterparty  but are made and  intended  for the purpose of binding  only the  Trust,  (c)  nothing  herein  contained  shall be  construed  as  creating  any  liability  on the
Counterparty,  individually or personally,  to perform any convenient  either expressed or implied  contained herein, all such liability,  if any, being expressly  waived by the parties who are signatories to this letter  agreement and by any person  claiming by, through or under such parties and (d) under no  circumstances  shall the  Counterparty be personally  liable  for the  payment  of any  indebtedness  or  expenses  of the Trust or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant  made or undertaken by the Trust under this letter agreement.

16)  Amendments  to Grantor  Trust  Agreement  and  Underlying  Pooling and  Servicing  Agreement.  Without the prior written  consent of Bear Stearns,  Counterparty  shall not  (i) amend  the Grantor Trust  Agreement or enter into any amendment or  supplemental  agreement to the Grantor  Trust  Agreement if such  amendment or  supplemental  agreement could  reasonably be expected to have a material  adverse effect on the interests of Bear Stearns  hereunder or under the Grantor Trust  Agreement or (ii) consent to any amendment or  supplemental  agreement to the  Underlying  Pooling and Servicing  Agreement if such amendment or supplemental  agreement could reasonably be expected to have a material adverse  effect on the  interests  of Bear  Stearns  hereunder  or on the  interests  of a holder  of the  Underlying
Reference  Certificates  under the  Underlying  Pooling and Servicing  Agreement.  Counterparty  will furnish to Bear
Stearns a copy of each  proposed and each  executed  amendment or  supplemental  agreement  and copies of any related
Rating Agency confirmation therewith, if any.

17)   Permitted  Security  Interest.  For purposes of Section 7 of the Form Master  Agreement,  Bear Stearns hereby consents to the Permitted Security Interest.

         "Permitted  Security  Interest" means the collateral  assignment by Counterparty of the Swap Collateral to the Indenture  Trustee pursuant to the Indenture,  and the granting to the Indenture Trustee of a security interest in the Swap Collateral pursuant to the Indenture.

         "Swap Collateral" means all right,  title and interest of Counterparty in the Form Master Agreement,  each
         Transaction  hereunder,  and all present and future amounts payable by Bear Stearns to Counterparty  under or in  connection  with  the  Form  Master  Agreement  or any  Transaction  governed  by the  Form  Master
         Agreement,  whether or not evidenced by a Confirmation,  including,  without  limitation,  any transfer or termination of any such Transaction.

(18)     (a)      If Bear  Stearns  (or its  guarantor)  fails to have the First  Trigger  Required  Ratings,  Bear
         Stearns  shall  (within  30 days from such  failure),  at its own  expense,  (i)  transfer  its rights and obligations  under the Form Master Agreement to a replacement  party that has (or whose guarantor has) the
         First Trigger Required Ratings,  (ii) post collateral to Counterparty to secure Bear Stearns'  obligations under the Form  Master  Agreement  in such  amount  that the Rating  Agencies  confirm in writing  will be sufficient to maintain the rating on the Grantor Trust  Certificates,  (iii) obtain a guarantor having the
         First Trigger Required Ratings for Bear Stearns'  obligations  under the Form Master Agreement with a form of guaranty  satisfying the Rating Agency  Condition;  provided that if such form of guaranty is identical to the  Guaranty  (other  than  the  name of the  guarantor,  the  effective  date  and  the  date of such guaranty),  satisfaction  of the Rating  Agency  Condition  shall not be required and Bear  Stearns  shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust  Certificates  or (iv)
         take such other steps that satisfies the Rating Agency Condition.

         (b)      If Bear  Stearns (or its  guarantor)  fails to have the Second  Trigger  Required  Ratings,  Bear
         Stearns shall, within 10 days from such failure,  at its own expense,  seek to (i) transfer its rights and obligations  under the Form Master Agreement to a replacement  party that has (or whose guarantor has) the
         First Trigger  Required  Ratings,  (ii) obtain a guarantor  having the First Trigger  Required Ratings for
         Bear Stearns'  obligations  under the Form Master Agreement with a form of guaranty  satisfying the Rating
         Agency  Condition;  provided  that if such form of guaranty is identical  to the Guaranty  (other than the name of the  guarantor,  the effective  date and the date of such  guaranty),  satisfaction  of the Rating
         Agency  Condition  shall not be required and Bear Stearns  shall  provide a copy of such  guaranty to each
         Rating Agency then rating the Grantor  Trust  Certificates  or (iii) take such other steps that  satisfies the Rating Agency Condition.

         As used herein:

                  "First  Trigger  Required  Ratings"  shall  mean,  with  respect to any entity (a) either (i) the unsecured,  short-term  debt  obligations  of such entity (or its Credit  Support  Provider)  are rated at least 'A-1' by S&P or (ii) if such entity  does not have a  short-term  rating from S&P, the  unsecured,  long-term  senior  debt  obligations  of  such  entity  (or its  Credit  Support
                  Provider)  are rated at least 'A+' by S&P,  and (b) either (i) the  unsecured,  long-term  senior debt  obligations  of such  entity (or its Credit  Support  Provider)  are rated at least 'A1' by
                  Moody's (and if rated 'A1' by Moody's,  such rating is not on watch for possible  downgrade)  and the unsecured,  short-term debt  obligations of such entity (or its Credit Support  Provider) are rated at least 'P-1' by Moody's  (and if rated 'P-1' by Moody's,  such rating is not on watch for possible  downgrade  and remaining on watch for possible  downgrade),  or (ii) if such entity (or its  Credit  Support  Provider)  does  not  have a  short-term  debt  rating  from  Moody's,  the unsecured,  long-term  senior debt  obligations of such entity (or its Credit  Support  Provider)
                  are rated at least 'Aa3' by Moody's  (and if rated 'Aa3' by Moody's,  such rating is not on watch for possible downgrade).

                  "Second  Trigger  Required  Ratings"  shall mean,  with respect to any entity (a) the  unsecured, long-term  senior debt  obligations of such entity (or its Credit Support  Provider) are rated at least 'BBB-' by S&P,  and (b) either (i) the  unsecured,  long-term  senior debt  obligations  of such  entity  (or its Credit  Support  Provider)  are rated at least  'A3' by  Moody's  (and such rating is not on watch for possible  downgrade) and the unsecured,  short-term  debt  obligations of such entity (or its Credit  Support  Provider)  are rated at least 'P-2' by Moody's  (and such rating is not on watch for  possible  downgrade)  or (ii) if such  entity (or its Credit  Support
                  Provider) does not have a short-term  rating from Moody's,  the unsecured,  long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'A2' by Moody's.

                  "Rating Agency Condition"  means, with respect to any particular  proposed act or omission to act hereunder  that the party acting or failing to act must  consult  with any of Rating  Agency then providing a rating of the  Grantor  Trust  Certificates  and  receive  from each Rating  Agency a prior written  confirmation  that the proposed  action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Grantor Trust Certificates.

5.  Account Details and
Settlement information:             Payments to Bear Stearns:
                                    Citibank, N.A., New York
                                    ABA Number: 021-0000-89, for the account of
                                    Bear, Stearns Securities Corp.
                                    Account Number: 0925-3186, for further credit to
                                    Bear Stearns Capital Markets
                                    Sub-account Number: 101-90012-11
                                    Attention: Derivatives Operations

                                    Payments to Counterparty:

                                    Wells Fargo Bank, National Association
                                    San Francisco, CA
                                    ABA# 121-000-248
                                    A/C: 3970771416
                                    Account Name: SAS Clearing
                                    For Further Credit to: 53165101, BSMF 2007-AR5 Grantor Trust
                                    Distribution Account

This  Confirmation  may be executed  in several  counterparts,  each of which shall be deemed an original  but all of which together shall constitute one and the same instrument.

Counterparty  hereby agrees to check this  Confirmation  and to confirm that the foregoing  correctly  sets forth the terms of the  Transaction  by signing in the space  provided  below and  returning to Bear Stearns a facsimile of the fully-executed  Confirmation to 212-272-9857.  For inquiries please contact  CreditDerivativesDocumentation@bear.com.
To discuss an inquiry  regarding U.S.  Transactions,  please contact Nick Girardi by telephone at  212-272-8420.  For all other  inquiries  please contact  Derivatives  Documentation  by telephone at  353-1-402-6233.  Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction  with you and we look forward to completing other  transactions with you in the near future.

Very truly yours,

BEAR STEARNS CAPITAL MARKETS INC.

By:    _________________________________
       Name:
       Title:

Counterparty,  acting through its duly authorized signatory,  hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

                  WELLS FARGO BANK, NATIONAL  ASSOCIATION,  NOT INDIVIDUALLY,  BUT SOLELY AS TRUSTEE FOR BEAR STEARNS
MORTGAGE FUNDING TRUST 2007-AR5

By:    ________________________________
       Name:
       Title:

                                                     EXHIBIT D
                                    Underlying Pooling and Servicing Agreement

                                           (On file with the Depositor)